UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Customers Bancorp, Inc.
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CUSTOMERS BANCORP, INC.
1015 Penn Avenue
Wyomissing, Pennsylvania 19610
(610) 933-2000
April 10, 2018

Dear Shareholders:

You are invited to attend the 2018 Annual Meeting of Shareholders ("Annual Meeting") of Customers Bancorp, Inc. ("Customers" or the "Company") to be held Wednesday, May 23, 2018 beginning at 9:00 a.m. at The DoubleTree by Hilton Reading, located at 701 Penn Street, Reading, PA  19601.  Further information about the Annual Meeting and the various matters on which the shareholders will vote is included in the Notice of Annual Meeting and Proxy Statement which follow this letter.
2017 Performance
In 2017, Customers accomplished many strategic goals, but it was also a year of transition as we managed our assets below $10 billion to significantly increase our capital ratios and prepared to separate the BankMobile business through a spin-off to our shareholders and subsequent merger with Flagship Bank in a manner that will allow BankMobile to earn full interchange income and create value for our shareholders through the opportunity to participate in BankMobile's future. Customers reported net income to common shareholders of $64.4 million, a decrease of $4.8 million from the prior year, as a result of startup losses from the BankMobile business and impairment on our Religare equity investment. Excluding BankMobile and Religare impairment, our Community Business Banking segment generated net income to common shareholders of $90.5 million, an increase of 10.7% from the prior year.
The three accomplishments we are most proud of in 2017 are expense discipline, improved capital ratios, and continuing strong credit quality. Even as we grew earning assets and invested in our franchise, we managed to reduce the Community Business Banking segment's expense base by 1%. In 2017, we added nearly 40 basis points to our tangible common equity ratio, which ended the year at 7.0%, reaching our target for this ratio. Additionally, all of our regulatory capital ratios ended the year close to our targets. Credit quality is a long-term hallmark of Customers Bank, and while most banks benefit today from a benign credit environment, our credit metrics compare favorably to peers and we expect our disciplined underwriting to be an even greater source of differentiation whenever the next credit cycle begins.
No Cash Bonuses Accepted By Top Executives in 2017; Other Matters Concerning Compensation and Corporate Governance
While Customers achieved many important milestones this past year, impairment losses on our Religare investment and the cost of retaining BankMobile longer than anticipated given the shift in disposition strategy resulted in Customers failing to achieve our earnings targets and our stock underperformed in 2017. As a consequence, our top three executive officers declined to receive an annual performance incentive payment for 2017. The Compensation Committee and the Board of Directors have taken significant actions in the last three years to improve our executive compensation practices and corporate governance matters.  We have had extensive dialog with many of our shareholders through our outreach program seeking their input. We continued to evolve our executive compensation practices this past year, which are described in greater detail in the Compensation Discussion and Analysis section of this Proxy Statement.  In early 2018, we engaged a new compensation adviser and the Compensation Committee is revising the executive compensation plan for future years beginning in 2018. The revised executive compensation plan includes both an updated short-term annual incentive plan and a new long-term incentive plan with significant performance based vesting and continuation of clawback provisions. We have also recently engaged advisers to help us review and consider improved corporate governance practices. We anticipate making corporate governance improvements in 2018 after spending sufficient time to thoroughly examine the alternatives and evaluate the best path forward.
Community Involvement
Giving back and being actively involved in all the communities we serve is one of Customer's core values. In 2017, Customers Bank made nearly $640,000 of charitable contributions to 157 different organizations across 15 states. Additionally, Customers Bank made $850,000 of investments in 25 different educational programs and other community initiatives through the Pennsylvania Education Investment Tax Credit program.  Many of our team members and leaders are actively involved in supporting local charitable community organizations. They also serve on community and statewide boards of non-profits, service organizations, and charitable organizations.  Their time, talent, and personal contributions further enhance our communities. In 2017, we were also proud to be ranked among the top 10 Small Business Administration (SBA) lenders in Southeastern Pennsylvania and top 100 nationwide, supporting entrepreneurship and business creation in all our communities. We were also the Pennsylvania Housing Finance Agency's top minority lender in 2017.
Looking Ahead
Looking to 2018, we view recent tax reform as a benefit for the banking industry generally and Customers in particular. Many banks announced increases in minimum wage - all Customers Bank employees currently earn in excess of $15 per hour. Given the benefits of tax reform, we have looked for ways to share the benefits with our communities and customers. Customers already committed to increase charitable giving in 2018 to $1 million. For our customers, we recently announced a new Bonus Checking product with a 2% yield.
We are excited about our prospects in 2018. With the planned divestiture of BankMobile, our shareholders should receive what we anticipate will be a valuable, high growth, FinTech stock, and Customers will be able to focus on its core: commercial banking. We believe that this simpler commercial banking strategy with strong credit quality and efficient operations will resonate with investors. Our other strategic priorities in 2018 are maintaining strong capital ratios and improving the performance of the core bank. For 2018, achieving those goals will be accomplished through a more tempered pace of growth - we target 10% to 15% growth in assets - and a growing focus on core funding to support our assets to build a sustainable bank.
We encourage you to read Customers' 2017 Annual Report on Form 10-K, which can be located at https://www.snl.com/Cache/c392323337.html.  (please copy and paste the link into your browser).  The Board, management and our employees thank you for your interest in Customers Bancorp, Inc.

We hope you will be able to attend Customers' Annual Meeting on May 23, 2018.  Even if you are planning to attend the Annual Meeting in person, we encourage you to vote your shares by internet, smart phone, telephone, or complete, sign and return a proxy card prior to the Annual Meeting.  This will ensure that your shares are represented at the Annual Meeting.  The Proxy Statement explains more about the proxy voting process and contains additional information about the business to be conducted at the Annual Meeting.  Please read the Proxy Statement carefully before voting your shares.

Every shareholder vote is important.  To ensure your vote is counted at the Annual Meeting, please vote as promptly as possible.
Thank you for your investment in, and ongoing support of, our Company.  We appreciate your confidence and will continue to work to build long term shareholder value.

Sincerely,

Jay S. Sidhu Chairman and Chief Executive Officer

CUSTOMERS BANCORP

1015 Penn Avenue
Wyomissing, Pennsylvania 19610
(610) 933-2000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of the shareholders of Customers Bancorp, Inc. (the "Company") will be held on May 23, 2018, at The DoubleTree Hotel by Hilton Reading, 701 Penn Street, Reading, PA 19601 at 9:00 a.m. to vote on the following matters:

1.	To elect two Class I Directors of the Company to serve a three-year term;

2.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018;

3.	To approve a non-binding advisory resolution on executive officer compensation;

4.	Vote on the frequency for the advisory resolution on executive officer compensation in future years; and

5.	The transaction of such other business as may properly come before the Annual Meeting, and any adjournment or postponement of the Annual Meeting.

The Board of Directors has set the Record Date for the Annual Meeting as March 29, 2018 (the "Record Date").  Only holders of record of the Company's Voting Common Stock at the close of business on that date are entitled to vote at the Annual Meeting. As long as a quorum is present at the Annual Meeting, the affirmative vote of a majority of the Company's Voting Common Stock cast at the Annual Meeting is required to pass Proposals 2 and 3, and the option receiving the greatest number of votes on Proposal 4 will be considered the frequency recommendation of shareholders, even if not a majority of votes cast. The candidates receiving the highest number of votes cast shall be elected under Proposal 1.  As of the Record Date, there were approximately 31,466,271 shares of the Company's Voting Common Stock outstanding.
The Board of Directors of the Company believes that Proposals 1 through 3 are in the best interests of the Company and its shareholders, and urge shareholders to vote "FOR" the election of each of the nominated Directors in Proposal 1, "FOR" Proposals 2 and 3, and "FOR 1 Year" for Proposal 4.
You may review the Proxy Statement and the Company's annual report to shareholders, or you may vote your shares at   www.envisionreports.com/CUBI.

By Order of the Board of Directors

Michael De Tommaso, Corporate Secretary
To be mailed on or about April 13, 2018

YOUR VOTE IS IMPORTANT, REGARDLESS OF HOW MANY SHARES YOU OWN. WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ANNUAL SHAREHOLDER MEETING NOTICE TO REVIEW THE PROXY AND ANNUAL REPORT AND FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS, OR TO REQUEST PHYSICAL DELIVERY OF THE PROXY STATEMENT, ANNUAL REPORT AND PROXY CARD WITH A PRE-ADDRESSED ENVELOPE.  PLEASE RETURN THE PROXY CARD, IF REQUESTED, PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED WITH THE ANNUAL MEETING MATERIALS, OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD FOR INTERNET OR TELEPHONE VOTING. IF YOU ATTEND THE MEETING AND PREFER TO VOTE IN PERSON, YOU MAY DO SO, EVEN IF YOU SUBMIT YOUR PROXY PRIOR TO THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE FOR ANY PURPOSE BY GIVING WRITTEN NOTICE OF REVOCATION TO OUR CORPORATE SECRETARY AT OUR WYOMISSING OFFICE AT 1015 PENN AVE. SUITE 102, WYOMISSING, PENNSYLVANIA 19610. YOU MAY ALSO APPEAR IN PERSON AT THE ANNUAL MEETING AND THEN VOTE IN PERSON. NOTE THAT ATTENDANCE AT THE ANNUAL MEETING ALONE IS NOT SUFFICIENT TO REVOKE YOUR PROXY. A LATER DATED PROXY REVOKES AN EARLIER DATED PROXY.

PROXY STATEMENT

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TRANSACTIONS WITH RELATED PARTIES	66
SHAREHOLDER PROPOSALS	67
Shareholder Proposals for Inclusion in the 2019 Proxy Statement	67
Director Nominations and Other Shareholder Proposals for Presentation at the 2019 Annual Meeting	68
OTHER BUSINESS	68
ANNUAL REPORT	69
APPENDIX A: RECONCILIATION OF GAAP AND NON-GAAP FINANCIAL MEASURES	69

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PROXY STATEMENT SUMMARY
This summary highlights certain information contained in this Proxy Statement.  This summary does not contain all of the information you should consider.  We encourage you to review all of the important information contained in this Proxy Statement carefully before voting.

Customers Bancorp, Inc. 2018 Annual Meeting of Shareholders

Date and Time:	Wednesday, May 23, 2018
9:00 a.m., EDT

Place:	DoubleTree Hotel by Hilton Reading
701 Penn Street, Reading, PA 19601

Items of Business and Voting Recommendations

Items for Vote	Board Recommendation
1. Elect TWO Class I Directors;	FOR all nominees

2. Ratify the appointment of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018;	FOR

3. Approve a non-binding advisory resolution on executive officer compensation; and	FOR

4. Approve the frequency of the non-binding advisory vote on executive officer compensation in future years.	FOR 1 Year

In addition, shareholders may be asked to consider any other business properly brought before the meeting.
Voting and Admission to Customers Bancorp, Inc.'s 2018 Annual Meeting of Shareholders
Voting. Shareholders of record of the Company's Voting Common Stock as of the record date, March 29, 2018, are entitled to vote at the Annual Meeting. Each share of Voting Common Stock outstanding on the record date is entitled to one vote for each director nominee and one vote for the other proposals to be voted on at our Annual Meeting.
Even if you plan to attend our Annual Meeting in person, please cast your vote as soon as possible by:

Using the internet	Scanning the QR Barcode on your voting materials, where available

Most shareholders will not receive paper copies of the proxy materials unless they request them. Instead, the Important Notice Regarding Availability of Proxy Materials, which we refer to as the Notice and Access card, which has been mailed to our shareholders, provides instructions regarding how you may access and review all of the proxy materials on the Internet. The Notice and Access card also instructs you on how to submit your proxy vote via the Internet or smart phone. Before voting, ensure that you have located your control number, which can only be found in the shaded bar in the top right corner of your Annual Shareholder Meeting Notice.  This ID is unique to you and must be provided at the time of voting.
If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access card. There is no charge to you for requesting copies.  Please make your request for copies as instructed below on or before May 11, 2018 to facilitate timely delivery.
Here's how to order a copy of the proxy materials and select a future delivery preference:
Paper copies: Current and future paper delivery requests can be submitted via the telephone, internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.
PLEASE NOTE: You must use your control number in the shaded bar of the Annual Shareholder Meeting Notice when requesting a set of paper copies of the proxy materials.
Internet – Go to www.envisionreports.com/CUBI. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current materials and submit your preference for email or paper delivery of future meeting materials.
Telephone – Call free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.
Email – Send email to investorvote@computershare.com with "Proxy Materials Customers Bancorp, Inc." in the subject line. Include in the message your full name and address, plus the control number located in the shaded bar on the Annual Shareholder Meeting Notice, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.
To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 11, 2018.
Admission. Shareholders of record of the Company's Voting Common Stock as of the record date are entitled to attend the annual meeting. Our admission procedures require all shareholders attending the annual meeting to present proper verification of stock ownership and a valid photo ID. Please review the admission procedures under "Questions and Answers About the Annual Meeting and Voting" beginning on page 4.

YOUR VOTE IS IMPORTANT, REGARDLESS OF HOW MANY SHARES YOU OWN. WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE FOLLOW THE INSTRUCTIONS ON THE ANNUAL SHAREHOLDER MEETING NOTICE TO REVIEW THE PROXY AND ANNUAL REPORT AND FOR INTERNET AND TELEPHONE VOTING INSTRUCTIONS, OR TO REQUEST PHYSICAL DELIVERY OF THE PROXY STATEMENT, ANNUAL REPORT AND PROXY CARD WITH A PRE-ADDRESSED ENVELOPE.  PLEASE RETURN THE PROXY CARD, IF REQUESTED, PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED WITH THE ANNUAL MEETING MATERIALS, OR FOLLOW THE INSTRUCTIONS ON THE PROXY CARD FOR INTERNET OR TELEPHONE VOTING. IF YOU ATTEND THE MEETING AND PREFER TO VOTE IN PERSON, YOU MAY DO SO, EVEN IF YOU SUBMIT YOUR PROXY PRIOR TO THE MEETING. YOU MAY REVOKE YOUR PROXY AT ANY TIME PRIOR TO ITS USE FOR ANY PURPOSE BY GIVING WRITTEN NOTICE OF REVOCATION TO OUR CORPORATE SECRETARY AT OUR WYOMISSING OFFICE AT 1015 PENN AVE. SUITE 102, WYOMISSING, PENNSYLVANIA 19610. YOU MAY ALSO APPEAR IN PERSON AT THE ANNUAL MEETING AND THEN VOTE IN PERSON. NOTE THAT ATTENDANCE AT THE ANNUAL MEETING ALONE IS NOT SUFFICIENT TO REVOKE YOUR PROXY. A LATER DATED PROXY REVOKES AN EARLIER DATED PROXY.

Proxy Statement
Customers Bancorp, Inc.
1015 Penn Avenue
Wyomissing, Pennsylvania 19610

INFORMATION REGARDING THE ANNUAL MEETING
This Proxy Statement is being furnished to holders of the Company's Voting Common Stock in connection with the solicitation of your proxy by the Board of Directors to be used at the Annual Meeting of Shareholders to be held on May 23, 2018. At the meeting, you will be asked to consider and vote to elect two Class I Directors of Customers Bancorp, Inc. to serve a three-year term, to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of Customers Bancorp, Inc. for the fiscal year ending December 31, 2018, a non-binding advisory vote on executive officer compensation, and a non-binding advisory vote on the frequency of the advisory vote on executive officer compensation in future years.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 23, 2018

This Proxy Statement and the Company's annual report to shareholders are available at http://www.envisionreports.com/CUBI.  This website also enables shareholders to vote their proxy.
Again this year, we are using the "Notice and Access" method of providing proxy materials to you via the internet instead of mailing printed copies. We believe that this process provides you with a convenient and quick way to access the proxy materials, including our Proxy Statement and 2017 annual report to shareholders, and authorize a proxy to vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials.
Most shareholders will not receive paper copies of the proxy materials unless they request them. Instead, the Important Notice Regarding Availability of Proxy Materials, which we refer to as the Notice and Access card, which has been mailed to our shareholders, provides instructions regarding how you may access and review all of the proxy materials on the internet. The Notice and Access card also instructs you on how to submit your proxy vote via the internet or smart phone. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials printed on the Notice and Access card.
If your shares are held by a brokerage house or other custodian, nominee or fiduciary in "street name," you will receive a Notice and Access card intended for their beneficial holders with instructions for providing to such intermediary voting instructions for your shares. You may also request paper copies of the proxy materials by following the instructions on the intermediary Notice and Access card. If you receive paper copies, many intermediaries provide instructions for their beneficial holders to provide voting instructions via the internet or by telephone.
If your shares are held in "street name" and you would like to vote your shares in person at the Annual Meeting, you must contact your broker, custodian, nominee or fiduciary to obtain a legal proxy form from the record holder of your shares and present it to the inspector of election with your ballot.

COMMONLY USED TERMS
For purposes of this Proxy Statement, any references to the " Company," " Customers," " we," " us," or " our" refer to Customers Bancorp, Inc.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
Why am I receiving these proxy materials?
The Company has sent you a Notice and Access card regarding the availability of proxy materials for the shareholder meeting because the Board of Directors of the Company is soliciting your proxy to vote at the Annual Meeting. You are invited to attend the meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions included in the Notice and Access card and vote using the internet or smartphone, or you may request paper copies of the Proxy Statement, annual report, and proxy card and complete, sign, and return the proxy card or follow the instructions on the proxy card to vote using the internet or smart phone.
The Company has separately mailed the Notice and Access card and a proxy card to all shareholders of record of our Voting Common Stock entitled to vote at the meeting and is making the Proxy Statement and 2017 Annual Report available to you electronically.
Who is entitled to vote at the meeting?
To be able to vote, you must have been a beneficial owner or a shareholder of record of the Company's Voting Common Stock on March 29, 2018, the record date set by the Board of Directors for shareholders to be entitled to notice of, and to vote at, the meeting (the "Record Date").
Shareholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares of Voting Common Stock were registered directly in your name, then you are a shareholder of record. As a shareholder of record you may vote in person at the meeting or by proxy. Whether or not you plan to attend the meeting, we urge you to vote using the internet or smart phone, or if you request a paper copy of the proxy materials, complete and return the accompanying proxy card to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent. If, at the close of business on the Record Date, your shares were not held directly in your name, but rather were held in an account at a brokerage firm, bank, or by another agent, you are the beneficial owner of shares held in "street name" and the notice of proxy materials is being forwarded to you by your broker, bank, or other agent. The broker, bank, or other agent holding your shares in that account is considered to be the shareholder of record for purposes of voting at the meeting.
As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares of Voting Common Stock in your account. You are also invited to attend the meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a legal proxy issued in your name from your broker, bank or other agent.
What am I being asked to vote on?
There are four matters scheduled for a vote at the meeting:

1.	To elect two Class I Directors of the Company to serve a three-year term;

2.	To ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018;

3.	To approve a non-binding advisory resolution on executive officer compensation; and

4.	To approve a non-binding advisory resolution on the frequency of the advisory vote on executive officer compensation in future years.
The Company's Board of Directors recommends a vote "FOR" each of the nominees identified in this Proxy Statement, "FOR" Proposals 2 and 3, and "FOR 1 Year" on Proposal 4.

How many votes do I have?
Each holder of the Company's Voting Common Stock is entitled to one vote per share held as of the Record Date.
What is a quorum?
The presence, in person or by proxy, of holders of a majority of shares of the Company's Voting Common Stock will constitute a quorum for purposes of conducting business at the Annual Meeting. The shareholders present, in person or by proxy, at a duly organized meeting can continue to do business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.
Shares of the Company’s Voting Common Stock represented by a properly executed and delivered proxy which casts a vote on any matter, other than a procedural matter, will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked or designated as casting a vote or abstaining on a particular matter. Shares of the Company’s Voting Common Stock represented by broker non-votes will be counted as present for purposes of determining a quorum if such shares have been voted on any matter other than a procedural matter. “Broker non-votes” are shares held in record name by brokers or other nominees on behalf of beneficial owners as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; and (ii) the brokers or other nominees do not have discretionary voting power to vote such shares on a particular proposal.
If there is no quorum, a majority of all votes cast at the meeting may adjourn the meeting to another date.
What vote is required?
For Proposal 1, if a quorum is present, the candidates receiving the highest number of votes cast shall be elected. Cumulative voting is not permitted. "Withheld" votes and broker non-votes will not count as votes cast.
For Proposals 2 and 3, if a quorum is present, the affirmative vote of a majority of the Voting Common Stock present, in person or by proxy and voting at the Annual Meeting, is required to approve such proposals. Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against approval of those proposals.
For Proposal 4, the option (one year, two years or three years) receiving the greatest number of votes, even if not the majority of votes cast, will be considered the recommendation by the Company’s shareholders regarding the frequency of the advisory vote on executive officer compensation in future years.  Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against approval of this proposal.

For beneficial owners, the rules that guide how most brokers vote your stock have changed over the last several years. The rules provide that brokerage firms or other nominees may not vote your shares with respect to matters that are not "routine" under the rules. The rules now provide that the election of Directors is not a "routine" matter. The ratification and appointment of our independent registered public accounting firm for 2018 is the only current proposal that is considered a "routine" matter under the rules and, therefore, brokerage firms and other nominees have the authority under the rules to vote your uninstructed shares with respect to that matter if you have not furnished voting instructions within a specified period of time prior to the meeting.
How do I vote?
For Proposal 1, the election of Directors, you may vote " FOR" the director nominees or your authority may be " WITHHELD" for one or more of the nominees. For Proposals 2 and 3, you may vote "FOR" or "AGAINST" or "ABSTAIN" from voting.  For Proposal 4, you may specify “1 YEAR” or “2 YEARS” OR “3 YEARS” OR “ABSTAIN” from voting. The procedures for voting are as follows:
Shareholder of Record: Shares Registered in Your Name. If you are a shareholder of record, you may vote in person at the meeting. Alternatively, you may vote by proxy by following the instructions on the Notice and Access card sent to you using the internet or smart phone, or if you request paper copies of the proxy, annual report and proxy card, you may vote using the accompanying proxy card or by internet or telephone. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy. In such case, notify the Corporate Secretary before the meeting begins of your presence at the meeting and your intention to revoke your previously voted proxy.
To vote in person, come to the meeting and we will give you a ballot when you arrive.
If you received a Notice and Access card, to vote by internet or smart phone, follow the instructions of the Notice and Access card.  If you order paper copies of the Proxy Statement, annual report and proxy card, to vote by mail, simply complete, sign, and date the proxy card separately mailed to you and return it promptly in the envelope provided. To vote by internet or smart phone, follow the instructions on the proxy card for internet or smart phone voting.
If you return your signed proxy card to us before the meeting, or you vote by internet, smart phone or telephone, we will vote your shares as you direct unless you revoke your proxy.
Beneficial Owner: Shares Registered in the Name of Broker, Bank, or Other Agent. If your shares of the Company's Voting Common Stock are held in "street name," that is, your shares are held in the name of a brokerage firm, bank, or other nominee, in lieu of a Notice and Access card you should receive a voting instruction form from that institution by mail. Complete and return the instruction card to ensure that your vote is counted.
If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a legal proxy issued in your name from the record holder (that is, your brokerage firm, bank or other nominee) and bring it with you to the meeting. We recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the meeting.

What if I return a proxy card but do not make specific choices?
If you return a signed proxy card without marking any voting selections, your shares will be voted “FOR” Proposals 2 and 3, “FOR 1 YEAR” on Proposal 4, the advisory vote on the frequency of the Say-on-Pay vote, and “FOR” the Directors nominated by the Board of Directors. If any other matter is properly presented at the meeting, then one of the proxies named on the proxy card will vote your shares using his or her best judgment.
What if I receive more than one proxy card or voting instruction form?
If you receive more than one proxy card, Notice and Access card, or voting instruction card because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date, and return each proxy card, or vote your shares online for each Notice and Access card received and return each voting instruction card to ensure that all of your shares will be voted. Only shares relating to proxy cards and voting instruction forms that have been signed, dated, and timely returned or shares that have been voted online relating to Notice and Access cards, will be counted in the quorum and voted.
Who will count the votes and how will my votes be counted?
Votes will be counted by the judge of election appointed for the Annual Meeting. The judge of election will count, "FOR,” "AGAINST" or "ABSTAIN" votes, as applicable, for Proposals 2 and 3, and will tabulate the number of votes specifying “1 YEAR,”  “2 YEARS” or “3 YEARS” or  “ABSTAIN”  votes, as applicable, for Proposal 4, and "FOR" and "WITHHELD" votes as applicable for Proposal 1.
Can I change my vote after I have sent you my proxy?
Yes. You can revoke your proxy at any time before the applicable vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date;

•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at our principal executive offices: 1015 Penn Ave. Suite 103, Wyomissing, Pennsylvania 19610; or

•
You may attend the meeting and vote in person (however, simply attending the meeting will not, by itself, revoke your proxy; you must notify the Corporate Secretary before the meeting begins of your presence at the meeting and your intention to revoke your previously voted proxy).

If your shares are held by a broker, bank, or other agent, you should follow the instructions provided by them.
How may I communicate with the Board of Directors?
Please address any communications to the Company's Board of Directors, or any individual director, in writing to the Company's Corporate Secretary at 1015 Penn Ave., Wyomissing, Pennsylvania 19610. The Corporate Secretary will relay all shareholder communications to the Board of Directors or any individual director to whom communications are directed.  This is also the process by which you may communicate with the Lead Independent Director and our non-employee Directors as a group.
Who will bear the cost of soliciting proxies?
The Company will bear the entire cost of the solicitation of proxies for the meeting, including the preparation, assembly, printing, and distribution of this Proxy Statement, the Notice and Access mailing, the proxy card and any additional solicitation materials furnished to shareholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to the beneficial owners. The Company may reimburse such persons for their reasonable expenses in forwarding solicitation materials to beneficial owners. The Company has engaged Georgeson, Inc., a professional proxy solicitation firm ("Georgeson"), to assist in the solicitation of proxies for the 2018 Annual Meeting. Georgeson will be paid a fee of approximately five thousand dollars ($5,000). The solicitation of proxies may be supplemented by solicitation by personal contact, telephone, facsimile, email, or any other means by the Company's Directors, officers, or employees. No additional compensation will be paid to those individuals for any such services.
How can I find out the results of the voting at the meeting?
The Company will provide the voting results in a Form 8-K to be filed with the Securities and Exchange Commission ("SEC") no later than the fourth business day after the Annual Meeting.
What is the recommendation of the Board of Directors?
The Company's Board of Directors recommends a vote:
FOR Proposal 1 to elect two Class I Directors of the Company to serve a three-year term;

FOR Proposal 2 to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018;
FOR the proposal to approve a non-binding advisory resolution on executive officer compensation; and

FOR 1 YEAR on the non-binding advisory resolution on the frequency of the advisory vote on executive officer compensation in future years.

With respect to any other matter that properly comes before the meeting, the proxies will vote in accordance with their best judgment. The judge of election for the meeting will be a representative of our transfer agent, Computershare, Inc., or, in his or her absence, one or more other individuals to be appointed in accordance with the Company's bylaws.
If you vote pursuant to the Notice and Access cards, or using the proxy card, and you do not specify how you want to vote, the persons named as proxies will vote in accordance with the recommendations of the Company's Board of Directors with respect to each proposal, and in their discretion with respect to any other matter properly brought before the Annual Meeting.
Whom should I call if I have questions about the meeting?
You should contact Michael DeTommaso, our Corporate Secretary, at (484)334-4233 for questions about the meeting.

COMMUNICATIONS WITH SHAREHOLDERS AND INVESTORS
The Company has continued to develop and enhance its programs to communicate and interact with shareholders and other current and potential investors.
The Communication Program builds on the Company's effort and includes:

•	Quarterly investor presentations;

•	Periodic "letters" to shareholders and investors;

•	Investor days;

•	Proxy statements, annual reports, other filings with the SEC and the Company's online presence;

•	Attendance, presentations, and meetings at various investor conferences; and

•	Direct shareholder and investor engagement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of shareholders holding 5.0% or more of our voting common stock as of March 16, 2018:

Name and Address of Beneficial Owner	Voting Common Stock		Percent of Class of Voting Common Stock (1)
BlackRock, Inc. 55 East 52 nd Street New York, NY 10055	3,767,665	(2)	11.97%
Dimensional Fund Advisors LP 6300 Bee Cave Road Austin, TX 78746	2,332,472	(3)	7.41%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	1,587,511	(4)	5.05%

(1)	Based on 31,466,271 shares of Customers Bancorp, Inc. common stock outstanding as of March 16, 2018.
(2)	This information is based on Schedule 13G/A filed with the Securities and Exchange Commission on January 19, 2018 by BlackRock, Inc.
(3)	This information is based on Schedule 13G filed with the Securities and Exchange Commission on February 9, 2018 by Dimensional Fund Advisors LP.
(4)	This information is based on Schedule 13G filed with the Securities and Exchange Commission on February 8, 2018 by The Vanguard Group.
The following table sets forth information, as of March 16, 2018, with respect to the beneficial ownership of each director, each named executive officer, and all Directors and named executive officers as a group.

Name and Address of Beneficial Owner (2)	Voting Common Stock (1) (2) (3)	Percent of Class of Voting Common Stock (2)
Directors
Andrea Allon (4)	9,315	*
Rick Burkey (5)	48,576	*
Bhanu Choudhrie (6)	667,456	2.12%
Daniel K. Rothermel	66,777	*
Jay S. Sidhu (7)	1,124,676	3.57%
T. Lawrence Way	252,904	*
Steven J. Zuckerman (8)	38,700	*
Executive Officers who are not Directors
Richard A. Ehst	123,370	*
Glenn A. Hedde (3)	81,726	*
Steven J. Issa (3)	13,014	*
Robert E. Wahlman	2,137	*
All Directors and named executive officers as a group (11 persons)	2,428,651	7.71%
* Less than 1%

(1)
Based on information furnished by the respective individual and our share records. Shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic interest in the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)
Beneficial ownership for each listed person as of March 16, 2018, includes shares issuable pursuant to warrants or options to purchase stock held by such person which are exercisable within 60 days of March 16, 2018. Shares subject to warrants or options exercisable within 60 days of March 16, 2018 are deemed outstanding for purposes of computing the percentage of class of Voting Common Stock attributable to the person or group holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage of any other person or group. Unless otherwise indicated, the address for each beneficial owner is c/o Customers Bancorp, Inc., 1015 Penn Ave., Wyomissing, Pennsylvania 19610.

(3)	Includes shares of our Voting Common Stock issuable upon the exercise of stock options in the following amounts: Mr. Issa – 11,000; Mr. Hedde – 12,834.
(4)	Ms. Allon has an indirect beneficial ownership interest in 965 of these securities through her spouse.
(5)	Mr. Burkey has an indirect beneficial ownership interest in 977 of these securities through his company, BB Investment Group and in 2,811 of these securities through his spouse.
(6)	Mr. Choudhrie has an indirect beneficial ownership interest in 646,764 of these securities through his company, Lewisburg LLC.
(7)	Mr. Sidhu also serves as Chief Executive Officer of Customers Bancorp, Inc.
(8)
Mr. Zuckerman irrevocably transferred the current equivalent of 218,254 shares of Customers Bancorp, Inc. common stock to Sageworth Trust Company, Trustee of the Victoria H. Zuckerman 2006 MG Trust dated 8/21/2006 on May 8, 2012.  Mr. Zuckerman has an indirect beneficial ownership interest in 6,815 shares through Steven J. Zuckerman Revocable Trust.

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
PROPOSAL 1
ELECTION OF TWO CLASS I DIRECTORS OF THE COMPANY
Our Board of Directors currently consists of seven members and is divided into three classes, with one class of Directors elected each year.  Each of the members of our Board of Directors also serves as a director of Customers Bank.  Directors are elected to serve a three-year term or until their respective successors shall have been elected and qualified.
Two Directors comprising our Class I Directors will be elected at the Annual Meeting to serve a three-year term or until their respective successors shall have been elected and qualified.  On the recommendation of our Nominating and Corporate Governance Committee, our Board of Directors has nominated Jay Sidhu and Bhanu Choudhrie for election as Directors at the Annual Meeting as follows:  Class I — Term to Expire in 2021:

1.	Jay Sidhu; and

2.	Bhanu Choudhrie.
Jay Sidhu, Chairman and Chief Executive Officer of Customers Bancorp and Customers Bank – Age 66
Mr. Sidhu joined Customers Bank as Chairman and Chief Executive Officer in the second quarter of 2009. Before joining Customers Bank, Mr. Sidhu was the Chief Executive Officer of Sovereign Bank and Sovereign Bancorp, Inc. from 1989 and its Chairman from 2002 until his retirement on December 31, 2006. Mr. Sidhu was also the Chairman and Chief Executive Officer of Sidhu Advisors, LLC, a consulting firm for 2007 through 2009. Mr. Sidhu is a recipient of Financial World’s CEO of the year award, and was also named Turnaround Entrepreneur of the Year, while he was the CEO of Sovereign. In 2016, he was named Financial Technology Entrepreneur of the year. He has received many other awards and honors, including a Hero of Liberty Award from the National Liberty Museum and Caron Foundation’s Citizen of the Year. Mr. Sidhu also serves as a Director of Atlantic Coast Financial Corporation, the holding company for Atlantic Coast Bank, with main offices in Jacksonville, Florida. Mr. Sidhu has also served on the boards of numerous businesses and not-for-profits, including as a member of the Board of Grupo Santander. He obtained an MBA from Wilkes University and is a graduate of Harvard Business School’s Leadership Course for CEO’s. Mr. Sidhu also helped establish the Jay Sidhu School of Business and Leadership at Wilkes University.

Mr. Sidhu’s demonstration of day-to-day leadership, combined with his extensive banking sector experience, provide the Board with intimate knowledge of Customers Bank’s direction and strategic opportunities.

Bhanu Choudhrie, Director – Age 39
Mr. Choudhrie has served as a Director of Customers Bank since July 2009, and was an original member of Customers Bancorp’s Board. On January 30, 2013, the Company’s Board of Directors re-appointed Mr. Choudhrie to a vacant Board seat with a term expiring in 2015. Mr. Choudhrie had stepped down as a Director in October 2011 pending the January 2013 notification of completion of the Federal Reserve Bank’s standard name check on him related to his U.K. citizenship. Mr. Choudhrie is a private equity investor with investments in the United States, United Kingdom, Europe and Asia. He has been Executive Director of C&C Alpha Group Limited, a London based family private equity group, since November 2006 through February 2014 and then reappointed in August 2014, and was the Executive Director of C&C Business Solutions Ltd. from June 2003 to November 2006. C&C Alpha Group was founded in 2002. The company, with global headquarters in London, has established offices in several countries. Its team comprises entrepreneurs, financial analysts, project developers, project managers and consultants. Additionally, Mr. Choudhrie is a Director of Atlantic Coast Financial Corporation, the holding company for Atlantic Coast Bank, with main offices in Jacksonville, Florida. Mr. Choudhrie also currently serves as a Trustee of a United Kingdom registered charity - “Path to Success” and as a Director and President for the Choudhrie Family Foundation, a U.S. Foundation. In March 2016, Mr. Choudhrie completed the Harvard Business School Owner/President Management Program.

As an executive of a UK-based firm with international interests, Mr. Choudhrie provides the Board with a global market perspective and private equity experience.

The persons named as proxies have advised us that, unless otherwise instructed, they intend at the Annual Meeting to vote the shares covered by validly executed proxies " FOR" the election of the nominees named above. The proxies cannot be voted for a greater number of persons than the number of nominees named above. The Board knows of no reason why the nominees will be unavailable or unable to serve as a director.
The two candidates receiving the highest number of votes shall be elected.
THE BOARD RECOMMENDS A VOTE " FOR" THE ELECTION OF THE NOMINEES LISTED
IN PROPOSAL 1 TO ELECT TWO CLASS I DIRECTORS OF THE COMPANY.

PROPOSAL 2
RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee of the Company's Board of Directors (the "Audit Committee") has selected BDO USA, LLP ("BDO") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2018 subject to ratification by our shareholders at the annual meeting, and has further directed that management submit the selection of independent auditor for ratification by the shareholders at the Annual Meeting.  BDO also served as the Company's independent registered public accounting firm for the fiscal year ended December 31, 2017.  The Company has been advised by BDO that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its affiliates, in any capacity. One or more representatives of BDO is expected to be present at this year's Annual Meeting with an opportunity to make a statement if he or she desires to do so and to answer appropriate questions with respect to that firm's examination of the Company's financial statements and records for the fiscal year ended December 31, 2017.
Although the submission of the appointment of BDO is not required by the Company's bylaws, the Board is submitting it to the shareholders to ascertain their views. If the shareholders do not ratify the appointment, we will not be bound to seek another independent registered public accountant for 2018, but the selection of other independent registered public accounting firms will be considered in future years.
Audit and Other Fees Paid to Independent Registered Public Accounting Firm
The following table presents fees billed by BDO for professional services rendered for the fiscal years ended December 31, 2017 and 2016, respectively.

Services Rendered	Fiscal 2017	Fiscal 2016
Audit Fees (1)	$847,171	$899,178
Audit-Related Fees (2)	206,538	110,625
Total	$1,053,709	$1,009,803

(1)
Audit fees consisted principally of fees related to audit services in connection with the Company's annual reports, quarterly reports, HUD audit, 401K audit, and planned disposition of the BankMobile business, including out-of-pocket expenses.

(2)
Audit-related fees primarily consisted of fees for services in connection with public and private placement offerings, registration statements on Form S-3, performance of certain agreed upon procedures and audit-related services for the Department of Education in connection with the acquired Disbursement business, and various accounting consultations and other technical issues for assurance and related services that were reasonably related to the performance of the Audit, including related out-of-pocket expenses.

During the Company's fiscal years ending December 31, 2017 and 2016, BDO did not perform any services other than the audit of the Company's annual financial statements and review of interim financial statements included in the Company's quarterly reports on Form 10-Q (including the services identified in footnote (1) to the table above) or services that are normally provided by the accountant in connection with statutory and regulatory filings (including the services identified in footnote (2) to the table above) for the foregoing engagements for those fiscal years. BDO advised the Company that none of the hours expended on the audit engagement during the Company's fiscal year ending December 31, 2017 and 2016 were attributed to work performed by persons other than full-time, permanent employees of BDO.

Pre-approval of Audit and Non-Audit Services
Under our Audit Committee charter, the Audit Committee is required to pre-approve all auditing services (including providing comfort letters or consents in connection with securities offerings) and permitted non-audit services to be performed for us by the independent registered public accounting firm.  The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audited services to a subcommittee consisting of one or more members, provided that any pre-approvals are reported to the full committee at its next scheduled meeting.
In addition, the Audit Committee has adopted a pre-approval policy whereby all services performed by the independent auditor are to be pre-approved. Each year, the Audit Committee approves an annual program of work for each of the audit and audit-related services to be performed by the independent auditor. Engagement-by-engagement pre-approval is not required except for exceptional or ad-hoc incremental engagements which would result in fees exceeding those pre-approved for the applicable category of service. If necessary, a work program for each category of service can be supplemented with additional pre-approved amounts after the Audit Committee reviews the additional services to be performed. The Audit Committee may also consider specific engagements in the "all other services" category on an engagement-by-engagement basis.
All services performed for the Company by BDO during 2017 were pre-approved by the Audit Committee.
THE BOARD RECOMMENDS A VOTE " FOR" APPROVAL OF PROPOSAL 2 TO RATIFY THE
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL 3
A NON-BINDING ADVISORY VOTE ON
EXECUTIVE COMPENSATION
Section 14A of the Securities Exchange Act of 1934, as amended (“Section 14A”), requires that we include in this Proxy Statement the opportunity for our shareholders to vote on an advisory (non-binding) resolution to approve the compensation of our named executive officers (sometimes referred to as “Say-on-Pay”). Accordingly, the following resolution is being submitted for shareholder approval at the Annual Meeting:
“RESOLVED, that the compensation paid to the named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved.”
As described in detail under “Compensation Discussion and Analysis,” the Board believes that the talents of our employees have a significant influence on our long-term success. Our compensation system plays a significant role in our ability to attract, retain and motivate a quality workforce. The Board believes that our current compensation program links executive compensation to performance, aligning the interests of our executive officers with those of our shareholders and encourages you to review carefully the Compensation Discussion and Analysis beginning on page 34 and the tabular and other disclosures on executive compensation beginning on page 55 of this Proxy Statement.
As an advisory vote, this proposal is not binding upon us as a corporation. However, our Board and Compensation Committee, which are responsible for the design and administration of our executive compensation practices, value the opinions of our shareholders expressed through your vote on this proposal. The Board and Compensation Committee will continue its outreach program and study best practices in considering future executive compensation arrangements.
THE BOARD RECOMMENDS A VOTE " FOR" APPROVAL OF THE SAY-ON-PAY RESOLUTION.

PROPOSAL 4
A NON-BINDING ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON
EXECUTIVE OFFICER COMPENSATION IN FUTURE YEARS
In accordance with Section 14A, we are also providing the opportunity for our shareholders to cast a non-binding advisory vote on a resolution as to whether the Say-on-Pay vote should occur once every one, two or three years. Accordingly, the following resolution is being submitted for shareholder approval at the Annual Meeting:
“RESOLVED, that the shareholders, in a non-binding advisory vote, recommend the frequency (every one, two, or three years) that the Company should offer shareholders a non-binding shareholder advisory vote to approve the compensation of the named executive officers as disclosed pursuant to Item 402 of Regulation S-K.”
The Board of Directors believes that a Say-on-Pay vote that occurs once every one (1) year is the most appropriate alternative for the Company at this time. In formulating its recommendation, the Board considered that an advisory Say-on-Pay vote every one (1) year provides investors a regular opportunity to provide input to management and the Board, and also aligns with the Company's annual engagement and outreach efforts with its shareholders and work with advisers to understand and respond to Say-on-Pay results.
The option receiving the greatest number of votes cast (one year, two years, or three years) will be considered the frequency recommended by our shareholders. Because this vote is advisory and not binding on the Board of Directors or the Company in any way, the Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory Say-on-Pay vote more or less frequently than the option approved by our shareholders. However, we value the opinions of our shareholders and we will consider the outcome of the vote in making determinations regarding the presentation of Say-on-Pay proposals in future Proxy Statements.
The next shareholder advisory vote on the frequency of the advisory vote on executive compensation will be no later than 2024.

THE BOARD RECOMMENDS A VOTE “FOR” A ONE (1) YEAR FREQUENCY OF THE SAY-ON-PAY RESOLUTION.

AUDIT COMMITTEE REPORT
Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of our consolidated financial statements in accordance with generally accepted accounting principles. Our independent registered public accounting firm is responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes, acting in an oversight capacity relying on the information provided to it and on the representations made by management and the independent registered accounting firm.
In connection with the preparation and filing of our Annual Report on Form 10-K for the year ended December 31, 2017, the Audit Committee (a) reviewed and discussed the audited financial statements with our management, (b) discussed with BDO USA, LLP, our independent registered public accounting firm, the matters required to be discussed by the Public Company Accounting Oversight Board ("PCAOB") Auditing Standard 1301 (Communications with Audit Committees), and (c) has received and reviewed the written disclosures and the letter from BDO USA, LLP required by Rule 3526 of the PCAOB regarding BDO USA, LLP communications with the Audit Committee concerning independence and had discussed with BDO USA, LLP its independence.  Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC.
Respectfully submitted:
T. Lawrence Way, Chair
Andrea Allon
Daniel K. Rothermel

The Company's Audit Committee charter, a copy of which is available on our website at www.CustomersBank.com, then selecting "About Us", "Investor Relations" and then "Governance Documents", sets forth the Audit Committee's purposes and responsibilities.  The three members of the Company's Audit Committee who participated in the review, discussion, and recommendation of this report are named above.  Each such member is independent, as independence for audit committee members is defined by New York Stock Exchange ("NYSE") rules.  The Board has determined, in its business judgment, that each such member of the Company's Audit Committee is financially literate as required by NYSE rules and Andrea Allon qualifies as the "audit committee financial expert" as defined by SEC regulations.

BOARD OF DIRECTORS AND EXECUTIVE MANAGEMENT
Board of Directors
Our Board of Directors consists of individuals with considerable and diverse business experiences, backgrounds, skills and qualifications.  Collectively, they have a strong knowledge of our Company's business and markets and are committed to enhancing long-term shareholder value.  Our Nominating and Corporate Governance Committee is responsible for identifying and selecting director candidates who meet the evolving needs of our Company.  Director candidates must have the highest personal and professional ethics and integrity.  Additional criteria considered by the Nominating and Corporate Governance Committee in the director selection process includes the relevance of a candidate's experience to our business, enhancement of the diversity of experience of our Board, the candidate's independence from conflict or direct economic relationship with our Company, and the candidate's ability and willingness to devote the proper time to prepare for and attend meetings.  The Nominating and Corporate Governance Committee also takes into account whether a candidate satisfies the criteria for independence under the NYSE listing rules, and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise and literacy of a candidate, including whether the candidate qualifies as an Audit Committee financial expert pursuant to Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended.  Consideration is also given to nominating persons with different perspectives and experience to enhance the deliberation and strategic decision making processes of our Board of Directors.
The names, ages, positions and business backgrounds of each of the Customers Bancorp, Inc. Directors are provided below.

Name	Director Since*	Position With Customers Bancorp	Age	Term Expires:
T. Lawrence Way	2005	Director	69	2020
Steven J. Zuckerman	2009	Director	54	2020
Bhanu Choudhrie	2009	Director	39	2018
Jay S. Sidhu	2009	Director, Chairman and Chief Executive Officer	66	2018
Andrea Allon	2016	Director	56	2019
Rick B. Burkey	2016	Director	72	2019
Daniel K. Rothermel	2009	Lead Independent Director	80	2019

*
Pre-2011 dates include services as a director of Customers Bank prior to its reorganization into a bank holding company structure pursuant to which Customers Bank became a wholly-owned subsidiary of the Company (the "Reorganization") on September 17, 2011.

Below are the biographies of our Directors, as well as information on their experience, qualifications and skills that support their service as a director of the Company:
Jay S. Sidhu, Chairman and Chief Executive Officer
Mr. Sidhu joined Customers Bank as Chairman and Chief Executive Officer in the second quarter of 2009. Before joining Customers Bank, Mr. Sidhu was the Chief Executive Officer of Sovereign Bank and Sovereign Bancorp, Inc. from 1989 and its Chairman from 2002 until his retirement on December 31, 2006. Mr. Sidhu was also the Chairman and Chief Executive Officer of Sidhu Advisors, LLC, a consulting firm from 2007 to 2009. Mr. Sidhu is a recipient of Financial World’s CEO of the year award, and was also named Turnaround Entrepreneur of the Year, while he was the CEO of Sovereign. In 2016, he was named Financial Technology Entrepreneur of the year. He has received many other awards and honors, including a Hero of Liberty Award from the National Liberty Museum and Caron Foundation’s Citizen of the Year. Mr. Sidhu also serves as a Director of Atlantic Coast Financial Corporation, the holding company for Atlantic Coast Bank, with main offices in Jacksonville, Florida. Mr. Sidhu has also served on the boards of numerous businesses and not-for-profits, including as a member of the Board of Grupo Santander. He obtained an MBA from Wilkes University and is a graduate of Harvard Business School’s Leadership Course for CEO’s. Mr. Sidhu also helped establish the Jay Sidhu School of Business and Leadership at Wilkes University.

Mr. Sidhu’s demonstration of day-to-day leadership, combined with his extensive banking sector experience, provide the Board with intimate knowledge of Customers Bank’s direction and strategic opportunities.

Daniel K. Rothermel, Lead Independent Director and Chairman of the Directors Risk Committee
Mr. Rothermel has been the Chairman of the Board of Cumru Associates, Inc., a private holding company located in Reading, Pennsylvania, since January 1, 2013. Prior to that, and since 1989, he was President and Chief Executive Officer of Cumru

Associates, Inc. Mr. Rothermel also served over twenty years on the Board of Directors of Sovereign Bancorp and Sovereign Bank. At Sovereign, he was lead independent Director and served on the Audit, Governance, and Risk Management Committees and was chairman of the Executive Committee. He is a graduate of Pennsylvania State University with a B.S. in Business Administration (finance and accounting) and of the Washington College of Law of the American University with a Juris Doctor.

Mr. Rothermel’s background as an attorney and general counsel, plus his extensive service as a Director of Sovereign Bank, provides a unique and valuable perspective to the Board.

Bhanu Choudhrie, Director
Mr. Choudhrie has served as a Director of Customers Bank since July 2009, and was an original member of Customers Bancorp’s Board. On January 30, 2013, the Company’s Board of Directors re-appointed Mr. Bhanu Choudhrie to a vacant Board seat with a term expiring in 2015. Mr. Choudhrie had stepped down as a Director in October 2011 pending the January 2013 notification of completion of the Federal Reserve Bank’s standard name check on him related to his U.K. citizenship. Mr. Choudhrie is a private equity investor with investments in the United States, United Kingdom, Europe and Asia. He has been Executive Director of C&C Alpha Group Limited, a London based family private equity group, since November 2006 through February 2014 and then reappointed in August 2014, and was the Executive Director of C&C Business Solutions Ltd. from June 2003 to November 2006. C&C Alpha Group was founded in 2002. The company, with global headquarters in London, has established offices in several countries. Its team comprises entrepreneurs, financial analysts, project developers, project managers and consultants. Additionally, Mr. Choudhrie is a Director of Atlantic Coast Financial Corporation, the holding company for Atlantic Coast Bank, with main offices in Jacksonville, Florida. Mr. Choudhrie also currently serves as a Trustee of a United Kingdom registered charity - “Path to Success” and as a Director and President for the Choudhrie Family Foundation, a U.S. Foundation. In March 2016, Mr. Choudhrie completed the Harvard Business School Owner/President Management Program.

As an executive of a UK-based firm with international interests, Mr. Choudhrie provides the Board with a global market perspective and private equity experience.

T. Lawrence Way, Director and Chairman of the Audit Committee
Mr. Way was the Chairman and CEO of Alco Industries, Inc., a diversified industrial manufacturing company, from 2000 until his retirement on December 31, 2010. During his 34 year career with Alco Industries, Mr. Way held a variety of positions including that of Chief Financial Officer and President. He is a Certified Public Accountant, received a Master’s in Business Administration from Mount St. Mary’s College, a Juris Doctor degree from Rutgers-Camden School of Law, and graduated from Tufts University. He has experience in varied areas of management, finance, operations, and mergers and acquisitions.

Mr. Way’s background as an attorney and Certified Public Accountant, as well as his experience leading a company through the current economic, social and governance issues as Chairman and Chief Executive Officer of Alco Industries, Inc., make him well-suited to serve on the Board.

Steven J. Zuckerman, Director and Chairman of the Compensation Committee
Mr. Zuckerman founded Clipper Magazine in 1983 as a junior at Franklin & Marshall College in Lancaster, PA. He graduated with a BA in Business Management in 1985 and went on to build Clipper into a nationwide media company with over 1,000 employees, publishing and direct mailing advertising magazines to 500 markets in 31 states. His subsidiary companies include Spencer Advertising, Total Loyalty Solutions, Clipper Web Development, Clipper Graphics and Jaxxon Promotions. In 2003, he sold his company to Gannett Corporation, publishers of USA Today. He continued as CEO until June 2013. Since 2013, Mr. Zuckerman is a partner and works in his real estate development firm, Oaktree Development Group, a minor league baseball team, The Lancaster Barnstormers, and other entrepreneurial ventures including a digital marketing company.

His experience in leadership, entrepreneurship, and building companies makes him uniquely situated to provide the Board with insight in the key areas of leadership development, marketing, and customer strategies.

Andrea Allon, Director
Andrea Allon has served as the Chief Operating Officer of the Chamber of Commerce for Greater Philadelphia since May 2006, one of the largest and oldest chambers of commerce in the United States. Prior to joining the Chamber, Ms. Allon was a Partner of Ernst & Young LLP overseeing audit services provided to public companies primarily in the financial services and technology industries. Ms. Allon spent over 20 years with Ernst & Young in the Philadelphia and New York offices and has also taught accounting and auditing at the college level as an adjunct instructor. Ms. Allon earned her MBA from Columbia University and a Bachelor of Science from the Wharton School of the University of Pennsylvania.

Ms. Allon's long experience in public accounting as well as her experience with the Chamber of Commerce provide the Board with may insights on business, internal controls, and governance matters that are of great value to the Board.

Rick Burkey, Director and Chairman of the Compliance Committee
Mr. Burkey graduated from Lehigh University with a B.S. degree in civil engineering. He has over 45 years of experience in Commercial and Industrial Construction and Real Estate Development. He currently serves as Chairman of the Board of Burkey Construction Co. and is a Director of Associated Construction & Management Corp. He is actively involved in the ownership and management of numerous real estate ventures including Industrial Park Development & Senior Housing. Previously serving on the Board of Berkshire Bank, Mr. Burkey now serves as a Director of Customers Bancorp, Inc., which acquired Berkshire Bank in 2011.

Mr. Burkey's insights into the real estate markets are important to the Board given Customer's loan portfolio composition.

Named Executive Officers
Members of the executive management team are an essential component of Customers' governance and risk management processes and the Company's success.  The Company exercises great care in the selection of its executive team members, carefully assessing the skills and personal attributes that each member brings to the organization.  As the leaders of the Company, the executive management team members are well qualified for their roles and work together with other management members to build the Company and create shareholder value.  Key recent business experience of each of the non-director named executive officers is as follows:
Richard A. Ehst, President and Chief Operating Officer – Age 71
Mr. Ehst joined Customers Bank as President and Chief Operating Officer in August 2009. Mr. Ehst was previously an Executive Vice President, Commercial Middle Market, Mid-Atlantic Division, of Sovereign Bank. Before this role, Mr. Ehst served as Regional President for Berks County from 2004 until 2009 and Managing Director of Corporate Communications for Sovereign from 2000 until 2004 where his responsibilities included reputation risk management and marketing services support systems. Mr. Ehst also began serving as a Trustee of Albright College in 2010. Before joining Sovereign Bank, Mr. Ehst was an independent consultant to more than 70 financial institutions in the mid-Atlantic region, including Sovereign Bank, where he provided guidance on regulatory matters, mergers and acquisitions and risk management.

Robert E. Wahlman, Executive Vice President, Chief Financial Officer – Age 62
Mr. Wahlman has served Customers as Chief Financial Officer and Executive Vice President since August 2013. Prior to joining the Company, Mr. Wahlman served as the Executive Vice President and Chief Financial and Investment Officer of Doral Financial Corporation, a public bank holding company, from March 2009 to May 2013; as Chief Financial Officer and prior positions at Merrill Lynch & Co. U.S. Bank Group from January 2001 through March 2009; Controller and Chief Accounting Officer of CIGNA Corporation's four life insurance subsidiaries from September 1998 to January 2001; Director of Corporate Accounting and previous positions at Bank One Corporation (now J.P. Morgan Chase) from 1992 to 1998; Accounting Fellow for the U.S. Government Accountability Office from 1990 to 1992; and Senior Manager and previous positions for KPMG from 1982 to 1990. Mr. Wahlman is a Certified Public Accountant (inactive) and holds a Bachelor of Arts degree in Economics and History, and a Master of Business Administration degree with a concentration in Finance, from the University of Arkansas.

Steven J. Issa, Executive Vice President, Chief Lending Officer, New England President of Commercial/Specialty Lending – Age 63
Mr. Issa has been in the banking industry for over 40 years. In addition to being Chief Lending Officer and a Market President, Mr. Issa is responsible for New England Commercial and the Bank’s Specialty Lending Group, Customers Commercial Finance, LLC, with loan commitments in excess of $1 billion dollars. Immediately prior to joining Customers Bank, Mr. Issa served as Executive Vice President/Managing Director Commercial/Specialty Lending at Flagstar Bank. Prior to Flagstar Bank, he spent thirteen years at Sovereign/Santander, as Regional President and Managing Director for the Southern New England Commercial/Specialty/Retail Banking Group. Prior to joining Sovereign, Mr. Issa served in a variety of executive positions with FleetBoston Financial and Shawmut Bank. Mr. Issa has been very active in the Rhode Island community, presently serving on the Boards of the Greater Providence Chamber of Commerce, Beacon Mutual Insurance Co., Presidents Council at Providence College, Miriam Hospital and the Governor’s Commodore Advisory Boards. A native of Rhode Island, he holds an undergraduate degree in Accounting and an M.B.A. from Bryan University in Smithfield, R.I. He resides in Cumberland, Rhode Island.

Glenn A. Hedde, Executive Vice President and President of Customers Bank Warehouse Lending – Age 57
Mr. Hedde is the President of Customers Bank Warehouse Lending. He joined Customers Bank in August 2009. Mr. Hedde was the President of Commercial Operations at Popular Financial Holdings, LLC from 2000 to 2008. During his time at Popular Financial, Mr. Hedde was a member of a senior leadership team with direct responsibility for the management of $300+ million in warehouse lending. Additionally, Mr. Hedde was responsible for business development, risk management, collateral operations and compliance. Mr. Hedde worked in mortgage banking, business development and credit quality management for various companies including GE Capital Mortgage Services, Inc. and PNC Bank from 1992 through 2000.

BOARD AND CORPORATE GOVERNANCE
Customers Bancorp, Inc. is committed to maintaining sound corporate governance principles and the highest standards of ethical conduct, helping to ensure that we are in compliance with applicable corporate governance laws and regulations and supporting long-term shareholder value.

Ongoing Shareholder Engagement and Our Response

The Nominating and Corporate Governance Committee and Compensation Committee regularly consider the feedback received from shareholders, as well as outside proxy advisory services. The Nominating and Corporate Governance Committee, Compensation Committee, full Board of Directors, and management are very appreciative of the willingness of our shareholders to provide their input, which has helped shape and strengthen our corporate governance in recent years. Engagement feedback related to corporate governance is discussed below, and feedback related to executive compensation is discussed more fully in the Compensation Discussion and Analysis section beginning on page 34.

	What We Heard from Shareholders	Customers' Response
Many of our shareholders advocated one or more of the following corporate governance changes:
Only about eight years from its formation, Customers Bancorp has grown in a rapid but controlled manner and created significant value for its shareholders. Customers believes that its corporate governance practices are still within the range of other small cap bank peers, but at the same time recognizes that as it grows, it will transition away from practices designed for smaller companies, and gradually adopt the corporate governance practices of larger and more mature institutions. Given the complexity of some of these issues and the evolution of the Company, the Board has directed its Nominating and Corporate Governance Committee to complete a thorough review over the next few quarters and recommend the best path forward to the Board. The Board is recommending a move to an annual frequency for the Say on Pay vote, providing more real-time feedback on compensation decisions.

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With respect to the Board, our shareholders generally seek greater diversity, possible tenure limits, and a better understanding of how the Board evaluates its performance, composition, independence, and succession planning.

•	With respect to governance provisions, our shareholders favor a majority voting standard.

Corporate Governance Highlights
Customers' Board governance has many diverse elements, in general characterized by the following major highlights:

Board of Directors
•	A very experienced and diverse board: 14% female, 28% minority
•	Six out of seven Directors are independent (the other is our CEO)
•	Independent Lead Director who conducts regular executive sessions with and without Chairman and CEO; involved in formation of agendas of Board meetings, Board retreats, and Board / management retreats
•	All standing Board committees except Risk consist solely of independent Directors
•	Held 25 Board meetings in 2017
•	Board meets regularly in executive session
•	Over 92% attendance by Directors at 2017 Board meetings
•	The Board conducted an explicit examination of the roles and responsibilities of the overall Board as well as each of the Board Committees via the completion of a performance self-assessment in 2017
•	Bi-annual off site retreats to discuss corporate strategy, annual and three year business plans, and strategic options
•	100% of Directors serve on two or fewer public company boards; any director that is CEO of a public company serves on no more than one other public company board
•	The Board conducts a thorough strategic options analysis each year, with contributions from outside advisers
Shareholder Rights and Engagement
•	N&CG Committee and Compensation Committee members, CEO, and senior management participated in our investor outreach program with the Company's largest institutional investors
•	Investor feedback drives continual enhancements to disclosures, compensation matters, and corporate governance

Compensation
•	All compensation is based upon a pay-for-performance compensation philosophy and model described in greater detail in the Compensation Discussion and Analysis section beginning on page 34
•	Multiple executive compensation clawback and recoupment requirements covering both cash and equity for annual and long-term awards
•	Stock ownership and retention policies for our non-management Directors and executive officers
•	Prohibit hedging of Company securities
•	Independent compensation consultant engaged by Compensation Committee
Strategy and Risk
•	Board oversight of Company strategy, financial performance, risk management framework, and risk appetite including a thorough annual strategic option analysis
•	Risk oversight by full Board and its committees; twice annually hold off-site all day Risk Summit meetings of Board and management
•	Risk Committee chaired by the Lead Independent Director includes members of the Board's standing committees. The Risk Committee held 9 meetings and 2 Company-wide Risk Summits in 2017
•	Board reinforcement and oversight of strong ethics and risk practices
•	Compensation programs consistent with risk management and safety and soundness considerations
•	Board oversight of CEO and management succession planning
•	Active Bank Board engagement with regulatory matters through its Regulatory Management Committee

These highlights are examined in greater depth in the following review of Customers' corporate governance philosophy and practices.
Corporate Governance Principles
The Board of Directors has adopted Corporate Governance Guidelines to provide the framework for effective governance of the Board and the Company. These guidelines are available on the Company's website at www.customersbank.com, by selecting "About Us," "Investor Relations," and then "Governance Documents."
The Company's mission and corporate purpose is to create a strong, sound and profitable financial services company committed to long-term growth in shareholder value. To guide the Company in achieving its mission, the Company has adopted certain corporate values to provide the foundation for the Company's corporate culture and to promote the highest ethical conduct among its Directors, officers and employees.
The Board of Directors of the Company is elected by its shareholders to oversee and advise management in the conduct of the Company's affairs and business and to guide management in the accomplishment of its mission to create shareholder value. In this regard, the Board continuously promotes an environment within the Company that is conducive to sound corporate governance, including periodic review, refinement and approval of these Corporate Governance Guidelines and the Code of Ethics and Business Conduct, and development of board committees that are designed to effectively accomplish the Board's oversight and advisory responsibilities.
Given the role of guiding the Company in the creation of shareholder value, the Board recognizes that the long-term economic interests of shareholders can often be furthered by giving appropriate and responsible consideration to the interests and concerns of other constituencies, such as the Company's customers, investors, employees and local communities, as well as government officials, regulatory agencies, and the general public.

Code of Ethics and Business Conduct
Each of our Directors, officers and employees is required to comply with the Customers Bancorp, Inc. Code of Ethics and Business Conduct adopted by us ("Code of Conduct"). The Code of Conduct which is acknowledged annually by the Company's Directors, officers, and employees, sets forth policies covering a broad range of subjects and requires compliance with laws and regulations applicable to our business. The Code of Conduct is available on our website at www.customersbank.com, by selecting "About Us," "Investor Relations," and then "Governance Documents." We will post to our website any amendments to the Code of Conduct under the "About Us- Governance Documents-Code of Conduct" caption.
Unlawful sexual harassment, long a problem in many workplaces, has become one the most visible employment issues in corporate America today. In the wake of mounting sexual harassment allegations against the nation’s cultural and political elite, the Board of Directors and executive management reviewed the Company’s policies and processes for reinforcing a culture of respect and ethical conduct of business. Consistent with the Company’s current policies and processes, the Company and Board of Directors remain committed to a zero-tolerance policy regarding sexual harassment and behaviors that contribute to a hostile work environment. The Company and Board of Directors remain focused on the prevention of sexual misconduct in the workplace through the application of enhanced education and training to support and encourage a climate of mutual respect among all Team Members. Each of our Directors, officers and employees are required annually to review and provide acknowledgment of their understanding of the Company’s Code of Conduct. The Code of Conduct addresses the Company’s commitment to providing an inclusive, respectful, and non-discriminatory working environment, free from harassment or any other inappropriate conduct.
Risk Management
Banks are in the business of taking risk, and we consider prudent risk management key to our success over time. The responsibility for risk management begins with the Board of Directors. The Board is responsible for setting an appropriate tone at the top for risk culture. Further, the Board is responsible for challenging management and holding senior management accountable for the management of risk.
Management is responsible for producing the Company’s Risk Appetite Statement which is approved annually by the Board. Management sets the tone for risk throughout the organization and monitors areas of potential risk. At each regular meeting of the Board of Directors, management reports on risk and is responsible for escalating existing and emerging risks to the Board. Some of the key risks that we manage include liquidity, governance, credit, interest rate sensitivity, cybersecurity, and fraud.
Enterprise Risk Management (ERM) is a framework for risk management which includes identifying potential risks and opportunities, evaluation, determination of the right course of action, and finally monitoring. The goal is to proactively identify potential sources of risk, manage them in a way consistent with the Company’s risk appetite, and create a continual feedback loop. The diagram below illustrates Customers' ERM structure; the key risks, the Board of Directors active oversight role, key policies defining our risk tolerances and controls, the management committees responsible for governing compliance, and the executive officers responsible for day-to-day management of risks within the policy defined tolerances.

Director Independence Standards
All the Directors, other than the Chairman and CEO, are independent Directors as determined by the Board.  The Board has adopted the Director Independence Standards set forth in our Corporate Governance Guidelines to assist the Board in making director independence determinations. The Director Independence Standards are intended to comply with the New York Stock Exchange ("NYSE") corporate governance rules, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, the implementing rules of the Securities and Exchange Commission ("SEC") thereunder (or any other legal or regulatory requirements, as applicable) and the Federal Deposit Insurance Corporation Improvement Act. The Board, with the assistance of the Nominating and Corporate Governance Committee (the "N&CG"), will make independence determinations on an annual basis at the time the Board approves director nominees for inclusion in the Proxy Statement and, if a director joins the Board between annual meetings, at such time based on the applicable NYSE requirements and an evaluation of all of the relevant facts and circumstances.
Directors are requested to inform the Chair of the N&CG and the Chief Executive Officer of any circumstance that might reasonably affect his or her independence under requirements of the NYSE and these guidelines. If so notified, the Board, with the assistance of the Committee, will re-evaluate, as promptly as practicable thereafter, such director's independence. The Board will include the Chief Executive Officer, and the Board may elect or nominate other members of management as Directors.
Of the Directors of the Company who have served during 2017, each of Messrs. Choudhrie, Burkey, Rothermel, Way, Zuckerman and Ms. Allon (who remain as current Directors of the Company) is considered independent, as independence for Board members is defined under NYSE rules. In determining whether these Directors met the definition of an independent director, the Board of Directors considered routine banking transactions between Customers Bank or its affiliates and certain of the Directors, their family members and businesses with whom they are associated, such as loans, deposit accounts, routine purchases of insurance or securities brokerage products, any overdrafts that may have occurred on deposit accounts, any contributions we made to non-profit organizations with whom any of the Directors are associated, and any transactions that are discussed under "Transactions With Related Parties."

Stock Ownership Requirements & Prohibition of Hedging
In 2016, the Board has adopted a stock ownership policy for Directors and executive management. There is a five year implementation period for Directors and management to reach the targeted level of stock ownership, which means that covered persons have until at least January, 2021 to reach targeted ownership levels.
Each non-management director is required to own shares of the Company's common stock having a value equal to five times the annual cash retainer. Directors have five years from their appointment to the board to reach the targeted level, and then they must maintain at least that stock ownership level while a member of the Board and for one year after service as a director terminates.
In addition, key members of the executive management team are required to own shares of the Company's common stock.  The share ownership requirement is intended to align the interests of the executive with the interests of the shareholders so that decisions are consistently made considering the shareholders' interests.  The ownership requirement varies from six times the executive's (Chief Executive Officer's) base salary, to three times the executive's (Chief Operating and Chief Financial Officers) base salary, to one times the executive's (as determined by the Board of Directors, primarily EVPs) base salary.
Under our Code of Conduct, our officers, Directors and team members are prohibited from short selling of or other hedging transactions involving Company securities, or the purchase or sale of derivatives related to the Company securities.
Board Responsibilities
The Board of Directors has many responsibilities, some requiring a very diverse set of general management as well as specific skills.
The primary functions of the Board of Directors of the Company include the following:

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Act in the best interests of the Company and its shareholders, and set a climate of corporate trust, confidence and overall transparency. In discharging these responsibilities, the Board relies on the expertise, honesty and integrity of the Company's executive management, other senior officers, the internal audit function, the independent accountants, and outside advisors and consultants.

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Ensure policies and processes are in place for maintaining the integrity and reputation of the Company and reinforcing a culture of ethical conduct of business, compliance with laws and regulations and management of all key business risks.

•	Develop strategic direction and hold management accountable for the execution of strategy, once it is developed.

•	Oversee the direction and management of the Company.

•	Establish and periodically review, update and amend corporate governance guidelines.

•	Establish and periodically review, update and amend codes of ethics and other appropriate policies for Directors, officers and employees.

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Establish and periodically review key policies guiding management in the level of risk the Company is willing to assume, including credit, liquidity, interest rate, earnings, reputational, regulatory, and other risks.

•	Review, advise, consult and approve business strategies and the strategic plan constructed to guide management's efforts to enhance long-term shareholder value.

•	Oversee and evaluate internal control systems and processes, financial reporting, and public disclosure of information.

•	Oversee and evaluate management's implementation of, and compliance with, the Company's risk management policies.

•	Monitor corporate performance on an on-going basis against the profit plan and the performance of peer companies.

•	Periodically review the Chief Executive Officer's performance and annually approve his compensation.

•	Conduct management succession planning and review.

•	Conduct a self-evaluation at least annually to determine whether the Board and its committees are functioning effectively.
The Board executes its oversight responsibilities directly and through its committees.

Director Qualifications
The N&CG identifies or evaluates and recommends candidates for Board membership to the Board. The Board has approved the following minimum qualifications for first-time nominees for director: (i) individuals of the highest character and integrity, (ii) a demonstrated breadth and depth of management and/or leadership experience, preferably in a senior leadership role (e.g., chief executive officer, managing partner, president) in a large or recognized organization or governmental entity; (iii) financial literacy or other professional or business experience relevant to an understanding of the Company and its business; and (iv) a demonstrated ability to think and act independently as well as the ability to work constructively in a collegial environment. In identifying candidates, nominees for director, or evaluating individuals recommended by shareholders, the N&CG shall determine, in its sole discretion, whether an individual meets the minimum qualifications approved by the Board and will consider the current composition of the Board in light of the diverse communities and geographies served by the Company and the interplay of the candidate's or nominee's experience, education, skills, background, gender, race, ethnicity and other qualities and attributes with those of the other Board members, as well as such other factors as the N&CG deems appropriate.
Director Nominations
Our bylaws contain provisions that address the process by which a shareholder may nominate a candidate to stand for election to the Board of Directors at our Annual Meeting of Shareholders.  In evaluating director nominees, the N&CG considers the following factors:

•	The appropriate size of our Board of Directors and its committees;

•	The perceived needs of the Board for particular skills, background, and business experience;

•	The skills, background, reputation, and business experience of nominees compared to the skills, background, reputation, and business experience already possessed by other members of the Board; and

•	The nominees' independence.
There are no stated minimum criteria for director nominees, and the N&CG may also consider such other factors as it may deem are in our best interests and the interests of our shareholders. The N&CG does, however, believe it appropriate for at least one member of the Board to meet the criteria for an "Audit Committee financial expert," that a majority of the members of the Board meet the definition of "independent director" under NYSE rules, and that one or more key members of management participate as members of the Board.
While we have no formal policy with respect to diversity on the Board, in order to enhance the overall quality of the Board's deliberations and decisions, the N&CG seeks candidates with diverse professional backgrounds and experiences, representing a mix of industries and professions, and with varied skill sets and expertise.
The N&CG identifies nominees by first evaluating the current members of the expiring class of Directors willing to continue in service. Current members of the expiring class with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service, by members of the expiring class with that of obtaining a new perspective. If any member of the expiring class does not wish to continue in service or if the N&CG or the Board decides not to re-nominate a member for reelection, the N&CG identifies the desired skills and experience of a new nominee, and discusses with the Board suggestions as to individuals that meet the criteria. The N&CG has not in the past engaged third parties to identify, evaluate, or assist in identifying potential nominees, but relies on community and business contacts it has established through its Directors, officers and professional advisors to help it identify potential director candidates when a specific need is identified.
The N&CG will evaluate any recommendation for a director nominee proposed by a shareholder. In order to be evaluated in connection with the N&CG procedures for evaluating potential director nominees, any recommendation for director nominee must be submitted in accordance with our procedures for shareholder nominees described below. In particular, all nominations made by a shareholder must be made in writing, delivered or mailed by registered or certified mail, postage prepaid, return receipt requested, to the Secretary of the Company (at our corporate headquarters in Wyomissing, Pennsylvania) and received by the Secretary not less than ninety (90) days nor more than one hundred and twenty (120) days prior to any meeting of the shareholders called for the election of Directors. If the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder must be so received not earlier than the one hundred and twentieth (120 th) day prior to such annual meeting and not later than the later of the ninetieth (90 th) day prior to such annual meeting or the tenth (10 th) day following the day on which public announcement (by press release reported by a national news service or an SEC filing pursuant to Section 13, 14 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act")) is first made by the Company of the date of the annual meeting.
Every nomination must include: (a) the consent of the person nominated to serve as a director if elected; (b) the name, age, business address and residence address of the nominee; (c) the principal occupation or employment of the nominee; (d) the class and number of shares of the Company beneficially owned by the nominee; (e) the name and address of the notifying shareholder; (f) the class and number of shares of the Company owned by the notifying shareholder; (g) any option, warrant, convertible security, stock appreciation right, or other derivative positions held or beneficially held (directly or indirectly) by such shareholder or such beneficial owner and whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding has been made, the effect or intent of which is to increase or decrease the voting power or economic profit of such shareholder or such beneficial owner with respect to the Company's securities; (h) any proxy, contract, arrangement, understanding or relationship pursuant to which such shareholder or beneficial owner, if any, has a right to vote any shares of any security of the Company or has granted any such right to any person or persons; (i) a description of all arrangements or understandings between the shareholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nomination is to be made by shareholder and the reasons for such nomination; (j) all information that would be relevant to a determination by the Board of Directors in its sole discretion as to whether the nominee proposed by such shareholder is "independent" within the meaning of all applicable securities law, and stock exchange requirements; (k) all information that would be relevant to a determination by the Board of Directors (or any relevant committee) in its sole discretion as to whether the nominee proposed by such shareholder meets the standards for Board membership set forth by the Board of Directors (or any committee thereof) in any publicly available documents, and (l) all other information relating to the nominee and the notifying shareholder that is required to be disclosed in solicitations of proxies for election of Directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 there under (including such person's written consent to being named in the Proxy Statement as a nominee).  Additionally, the nomination must be accompanied by the nominee's acknowledgment and agreement (in form reasonably acceptable to the Board of Directors) that (x) he or she is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Company, will act or vote on any issue or question (a "Voting Commitment") that has not been disclosed to the Company, or (2) any Voting Commitment that could limit or interfere with such person's ability to comply, if elected as a director of the Company, with such person's fiduciary duties under applicable law; and (y) if elected, he or she would  meet and comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Company.
Board Leadership and Oversight
Chairman of the Board
Given the existence of a Lead Independent Director and the Company's overall governance profile, as well as the Board's belief that it should maintain the flexibility to determine the leadership of the Company, the Board does not have a fixed policy regarding the separation of the offices of the Chairman of the Board and the Chief Executive Officer. The Board believes that the Board should select the Chairman of the Board, from time to time, based on criteria that it deems to be in the best interests of the Company and its shareholders.
The Board of Directors believes that our Chief Executive Officer is best suited to serve as Chairman because he is the director most familiar with our business and the financial services industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy.  Independent Directors and management have different perspectives and roles in strategy development. Our independent Directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings industry-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer promotes effective strategy development, and its execution, and facilitates information flow between management and the Board, which are essential to effective governance.
As noted above, one of the key responsibilities of the Board is to develop strategic direction and hold management accountable for the execution of strategy once it is developed. The Board believes the combined role of Chairman and Chief Executive Officer, together with a Lead Independent Director having the duties described below, is in the best interest of shareholders because it provides the appropriate balance between management and strategy development on the one hand and independent oversight on the other.
Lead Independent Director
Daniel K. Rothermel, an independent director who serves as Chairman of the N&CG and the Risk Committee, was selected by the Board of Directors to serve as the Lead Independent Director. As Lead Independent Director, Mr. Rothermel presides over all Board meetings when the Chairman is not present, and presides over meetings of the non-management Directors held in executive session. The Lead Independent Director also has the responsibilities to (i) following consultation with the Chairman and Chief Executive Officer and other Directors, approve Board meeting agendas and schedules, assuring that there is sufficient time for discussion of all agenda items; (ii) call special meetings or executive sessions of the Board and call and chair executive sessions or meetings of the non-management or independent Directors and, as appropriate, provide feedback to the Chairman and Chief Executive Officer, and otherwise serve as a liaison between the independent Directors and the Chairman; (iii) work with committee chairs to ensure coordinated coverage of Board responsibilities; (iv) facilitate communication between the Board and senior management, including advising the Chairman and the Chief Executive Officer of the Board's informational needs and approving the types and forms of information sent to the Board; (v) serve as an additional point of contact for Board members and shareholders, and be available for consultation and direct communication with major shareholders; (vi) facilitate the Board's review and consideration of shareholder proposals properly submitted for inclusion in the Company's annual Proxy Statement; (vii) serve as a "sounding board" and advisor to the Chairman and Chief Executive Officer; (viii) contribute to the performance review of the Chairman and Chief Executive Officer; and (ix) stay informed about the strategy and performance of the Company and reinforce that expectation for all Board members. The Lead Independent Director also has the responsibility of acting as a liaison between management and the non-management Directors, advising the Chairman and Chief Executive Officer on the efficiency of the Board meetings, and facilitating teamwork and communication between the non-management Directors and management.
Board of Directors Oversight
As a commercial bank, Customers operates in a world with many various risks that must be effectively controlled in order for the Company to achieve its mission of increasing shareholder value.  The Board of Directors believes that establishing the right "tone at the top" and full and open communication between management and the Board of Directors are essential for effective risk management and oversight and accomplishment of its mission.  The Board has established key committees to help it in its oversight of the Company's risks, specifically the Director's Risk Committee, the Audit Committee, the Compensation Committee, and the N&CG.
At each regular Board meeting, the Directors receive a summary on areas of material interest or risk to Customers from each of the respective Board committee chairpersons conducting meetings between Board meetings.  In addition, the Chairperson of the Customers Bank Board Consumer Compliance Committee and Regulatory Management Committee, committees formed at the Bank Board level to specifically oversee Bank compliance with laws and regulations, also reports to the Company's Board. These summary reports are generally verbal, though can be in writing, and assist the Directors in the early identification of emerging issues and risks to the Company accomplishing its mission of creating shareholder value. The Board of Customers also created a Management Risk Committee to monitor and oversee all risks of Customers Bank in a more detailed fashion. The Board will regularly ask a committee to investigate or focus on emerging risks or issues. The committees will also provide guidance and make recommendations to management on how to best approach issues and risks and bring any material issues to the attention of the full Board.
The Board committees are briefly explained in the following paragraphs, and their responsibilities more fully vetted in the immediately following sections.
The Board has established a Directors' Risk Committee which reports and assists the Board of Directors on overseeing and reviewing information regarding our enterprise risk management framework.  The Directors' Risk Committee defines the risk appetite of the Company, and oversees the risks assumed by the Company to ensure consistency with the risk appetite.  Members of management may be invited by the Directors' Risk Committee to attend meetings thereof.  The Directors' Risk Committee held a Companywide Risk Summit twice in 2017 with the Directors, management and select experts.  The Chief Risk Officer reports directly to the Directors' Risk Committee to facilitate clear unfettered communication between the risk professionals and the Board.
The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to areas of financial reporting including those related to accounting regulation. The Audit Committee consists of independent, non-executive Directors free from any relationship that would interfere with the exercise of his or her independent judgment. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee reviews the independence and performance of the auditors and annually recommends to the Board of Directors the appointment of the independent auditors or approves any discharge of auditors when circumstances warrant. The chief internal auditor reports directly to the Audit Committee to facilitate clear unfettered communication between the internal audit team and the Board. The annual internal audit risk assessment and internal audit plan are approved by the Audit Committee. The Audit Committee performs other oversight functions as requested by the Board of Directors.
The Compensation Committee assists the Board of Directors in fulfilling its oversight responsibilities with respect to our compensation policies and programs and the related risks. The N&CG assists the Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks associated with Board of Directors organization and membership, and succession planning for our Directors.
Board Committees
The by-laws of the Company give the Board authority to designate the committees of the Board.  The committee structure and committee assignments are reviewed annually by the Board and the Board assigns Board members to various committees. The Board believes that experience and continuity are more important than mandatory rotation of committee assignments or chairs.  Standing committees include: Director's Risk, Audit, Compensation, and N&CG, each of which is comprised principally (or exclusively, as noted) of non-management Directors and has regularly scheduled meetings and as needed meetings.  Pursuant to the Company's bylaws, the Board of Directors has the ability to establish such other permanent or temporary committees as the Board deems necessary for the proper conduct of the business of the Company.  The Audit, Compensation, and N&CG Committees are comprised exclusively of Directors who meet the criteria for independence required by the NYSE all other applicable laws, rules and regulations regarding director independence.  The Director's Risk Committee includes a director who also serves as Chief Executive Officer. Management Directors may attend the general session of any regularly scheduled committee meeting at the pleasure of the committee chair.
Each committee has its own charter that complies with the NYSE corporate governance listing standards and any other applicable laws, rules and regulations.  Each charter sets forth the purposes and responsibilities of the committee as well as legal or other requirements affecting the committee, the source of the committee's authority, minimum membership, membership requirements, the minimum number of meetings per year and procedures for committee member appointment. The charters also address committees reporting to the Board and provide for periodic self-evaluation.
The committee chair, in consultation with management and other committee members, develops the committee's agenda. The committee chair, in consultation with the Chairman, Lead Independent Director and/or other committee members, determines whether special committee meetings or longer meetings are advisable. The committee chair reports on a committee's meeting at the full Board meeting following the committee meeting.
The Board's standing committees also may act as committees of Customers Bank pursuant to authorization granted to those committees by the governing documents of and resolutions adopted by the Bank's Board of Directors and the Company's Board. Each standing committee shall exercise its oversight responsibilities with the understanding that the Bank's interests are not to be subordinated to the interests of the parent holding company in a way as to jeopardize the safety and soundness of the Bank.
Board Committee Membership
The table below highlights the membership composition of our Directors on our Board committees for the Company:

Nominating and Corporate Governance
Name	Executive		Audit	Risk	Compensation
Andrea Allon			X	X
Rick Burkey		X		X
Bhanu Choudhrie	X
Daniel K. Rothermel	X	X*	X	X*	X
Jay S. Sidhu	X*			X
T. Lawrence Way		X	X*	X
Steven J. Zuckerman		X			X*

* Committee Chair

Committee Charters
The Director's Risk, Audit, Compensation, and N&CG Committees have each adopted charters which are available on our website, www.CustomersBank.com, by selecting "About Us," "Investor Relations," and then "Governance Documents."
Board of Directors Meeting Attendance
Customers' Board of Directors is scheduled to meet monthly, or as needed.  In 2017, the Company's Board of Directors met 21 times. Each of the Company's 2017 Directors attended 75% or more of the applicable meetings of the full Board of Directors and the committees of the Board on which he or she served in 2017.
While we have no formal policy regarding director attendance at our Annual Meeting, we make every effort to schedule our Annual Meeting at a time and date to maximize attendance by Directors, taking into account the Directors' schedules. We believe that Annual Meetings provide an opportunity for shareholders to communicate with Directors and have requested that all Directors make every effort to attend our Annual Meetings. Historically, with few exceptions, all of the Directors have done so.  Six of seven Directors attended the 2017 Annual meeting of the shareholders.

Board Committee Descriptions and Responsibilities
Following is a more detailed description of each of the Board committees and their responsibilities:
Risk Committee
The Risk Committee reports and assists the Board of Directors in overseeing and reviewing the information regarding our enterprise risk management framework, including the policies, procedures and practices employed to manage credit risk, market risk, operational risk, legal/compliance risk, information technology risk, cyber security risk and regulatory risk. For this purpose, the Risk Committee performs the following functions:

•
Reviews and approves the charters of the Board Risk Committee, Management ALCO and Management Risk Committees. The Committee reviews and approves our significant risk assessment and risk management policies. In addition, the Committee retains the ability to authorize management to develop and implement any additional policies relating to risk assessment and management;

•	Receives information from the Chief Credit Officer and discusses matters related to the management of credit risk as appropriate;

•
Receives information from the Chief Executive Officer, Chief Financial Officer and director of Enterprise Risk Management regarding the activities of Management and ALCO Committee and discusses matters related to the management of market risk and our aggregate risk profile as appropriate;

•	Receives information from the Chief Internal Auditor regarding matters related to risk management throughout the enterprise as appropriate;

•	Receives information from the General Counsel regarding matters related to legal and compliance risk;

•
Identifies and prioritizes the risk factors and projected mitigation strategies associated with each CAMELS+ component. In so doing, the Committee has assigned responsibility of each risk factor to management and continuously monitors performance and controls;

•	Receives and discusses information regarding the allowance for loan and lease loss estimation methodology and estimates;

•	Identifies key ratios and established risk tolerance thresholds in order to assess the current and projected level of risk; and

•
Reviews the overall enterprise risk priorities and discusses the strategic initiatives required to improve our risk profile. As part of these reviews, discusses both internal and external factors that could impact the risk portion of the enterprise.

The Risk Committee held 9 meetings and 2 Company-wide Risk Summits in 2017.  The Risk Committee Charter is available on our website at www.customersbank.com, by selecting "About Us," "Investor Relations," "Governance Documents," and finally selecting the Risk Committee Charter.
Audit Committee
The Audit Committee oversees our accounting and financial reporting processes, the effectiveness of internal controls over financial reporting and operational areas, and the audits of our financial statements and internal control effectiveness assertions. For this purpose, the Audit Committee performs several functions:

•	Approves in advance the engagement of the independent registered public accounting firm for all audit and non-audit services, and approves the fees and other terms of the engagement;

•
Maintains responsibility for the appointment, compensation, oversight, retention and termination of our independent registered public accounting firm and evaluates the qualifications, performance, and independence of the independent registered public accounting firm;

•
Establishes, maintains and oversees procedures to facilitate the receipt, retention and treatment of complaints received from third parties regarding accounting, internal accounting controls, or auditing matters;

•
Reviews and discusses, with our independent registered public accounting firm, the adequacy and effectiveness of, the Company's internal controls, including any significant deficiencies in the design or operation of internal controls and significant changes in internal controls reported by the independent auditor or management, and reviews and discusses reports from management and Internal Audit regarding the Company's internal controls and procedures;

•
Reviews the critical accounting policies and all alternative treatments of financial information discussed by the independent registered public accounting firm with management, and reviews with management significant judgments made in the preparation of financial statements;

•	Reviews, with management and our independent registered public accounting firm, our financial reporting processes and internal financial controls;

•	Reviews the annual audited financial statements and recommends to the Board of Directors their inclusion in our annual report;

•	Reviews the quarterly financial statements and earnings press releases;

•	Reviews and approves related party transactions;

•
Periodically reviews and discusses with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard 1301 (Communications with Audit Committees) and any formal written statements received from the independent registered public accounting firm; and

•
Meets with the external audit firm, chief internal auditor, chief financial officer, and chief accounting officer in executive session to discuss matters of concern or the overall conduct of the financial activities of the Company.

The Board of Directors has determined that each member of the Audit Committee in 2017 was independent as independence for Audit Committee members is defined under the NYSE rules, and has further determined the members meet the financial and accounting expertise and literacy standards pursuant to Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended. The Board determined that Ms. Allon qualified as an "audit committee financial expert" within the meaning of the rules of the SEC and the NYSE.
The Audit Committee held 21 meetings during 2017.
The Audit Committee Charter is available on our website at www.customersbank.com, by selecting "About Us," "Investor Relations," "Governance Documents," and finally selecting the Audit Committee Charter.
Compensation Committee
The Compensation Committee is charged with the responsibility of development and oversight of the Company's compensation philosophy for compensating executive management, officers and other key personnel.  It is the Company's objective to compensate its employees at a level sufficient to attract, motivate, and retain the talent needed to achieve the Company's mission to create shareholder value. The Compensation Committee determines that the officers and key management personnel of the Company are compensated with salary, supplemental and incentive compensation, and benefits that are consistent with its philosophy and mission.
The Compensation Committee Charter is available on our website at www.customersbank.com, by selecting "About Us," "Investor Relations," "Governance Documents," and finally selecting the Compensation Committee Charter.
The Compensation Committee's duties include the following:

•
Review, evaluate, and recommend to the Board the compensation of, and benefits provided to, the Company's executive officers, including the Chief Executive Officer, at least annually, and report to the Board concerning its recommendations for final Board approval; provided that the Chief Executive Officer may not be present during voting or deliberations on his or her compensation;

•	Consider the effectiveness of risk management strategies utilized during the year and the value of similar incentives to the senior executive officers of comparable companies;

•
Review and approve corporate goals and objectives relevant to the compensation of the executive officers, evaluate the performance of the executive officers in light of those goals and objectives, and approve the level of the executive officers' compensation based on that evaluation, subject to final approval by the Board;

•
Administer the Company's stock option or other equity incentive plans, including without limitation, making grants (subject to final approval by the Board) and monitoring awards under such plans, interpreting the terms of such plans and taking such other actions as contemplated by such plans;

•	Review and advise on: (i) general salary, (ii) employee benefits, and (iii) other general compensation matters, with the Company's management;

•
Annually review and assess compensation programs to determine if they expose the Company to unnecessary or excessive risk and to implement policies and practices that may help manage and monitor such risk within acceptable parameters; and

•
Review and discuss with management the Compensation Discussion and Analysis ("CD&A") and related disclosures to be included in the Company's annual Proxy Statement or annual report on Form 1O-K ("SEC Filings") and, based thereon, determine whether to recommend to the Board that the CD&A be included in the Company's annual Proxy Statement or annual report on Form 10-K.

For additional details regarding the Compensation Committee's role in determining executive compensation, please see "Executive Compensation; Compensation Discussion and Analysis" beginning at page 34 of this Proxy Statement.
The Compensation Committee held four meetings during 2017.
To execute its responsibilities, the Compensation Committee may determine it is advisable to use consultants, expert compensation consultants, legal counsel or other advisers.  The Compensation Committee is authorized as follows:

•	The Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser.

•
The Committee shall be directly responsible for the appointment, termination, compensation and oversight of the work of any compensation consultant, legal counsel and other adviser retained by the Committee.

•
The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to a compensation consultant, legal counsel or any other adviser retained by the Committee.

•
The Committee may select, or receive advice from, a compensation consultant, legal counsel or other adviser to the Committee, other than in-house legal counsel, only after taking any potential conflicts of interest into consideration.

Compensation Committee Member Independence
The Board of Directors has determined that the members of the Compensation Committee in 2017, Mr. Zuckerman and Mr. Rothermel, were independent as independence for Compensation Committee members is defined under the NYSE rules.
Compensation Consultant
Given the growth and increasing executive compensation support needed by the Company, the Compensation Committee retained Meyer-Chatfield Compensation Advisors ("Compensation Advisors") to provide compensation analysis for the Company's 2017 compensation awards. The services provided included guidance in development of Customers' compensation philosophy, guidance on selection of performance metrics for determining executive compensation, development of peer comparisons, advice on key compensation questions and policy matters, peer compensation analysis for key positions,  consulting directly with the Compensation Committee chairman on matters of interest and/or concern to the Chairman, and attending meetings of the Compensation Committee and the Board of Directors as a compensation expert to discuss executive compensation as needed.  The Company paid Compensation Advisors $49,830 for services rendered in connection with their engagement as a compensation consultant for the year ended December 31, 2017.
In early 2018, the Compensation Committee retained the services of McLagan, an Aon Company, to assist with executive compensation planning.

The Compensation Committee reviewed past management or director relationships with Compensation Advisors and it was determined that a conflict of interest did not exist.
Compensation Committee Interlocks and Insider Participation
None of the members of our Compensation Committee had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K nor any other interlocking relationships as defined by the SEC.  We amended the Company's Code of Ethics and Business Conduct to prohibit any transactions between Compensation Committee members and the Company or any insiders, other than for routine banking activities.
Risk Assessment of Compensation Policies and Practices
Our management team, with the assistance of our consultant, Compensation Advisors, conducted an assessment of the risks related to or arising from our compensation policies and practices. The Compensation Committee reviewed and discussed this risk assessment with management and Compensation Advisors. Based on this assessment, the Compensation Committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on the Company.
The Compensation Committee has been informed of questions and suggestions made regarding compensation practices and metrics by shareholders collected as part of Customers investor outreach efforts. The most significant of these comments and suggestions are presented the Compensation Discussion and Analysis section of this proxy beginning on page 34.

Nominating and Corporate Governance Committee
Among its responsibilities, the N&CG has responsibility for identifying and evaluating candidates for director and recommending the nomination of Directors to the full Board. The Nominating and Corporate Governance Committee Charter is available on our website at www.customersbank.com, by selecting "About Us," "Investor Relations," "Governance Documents," and finally selecting the Nominating and Corporate Governance Committee Charter.  This Committee:

•	Reviews and assesses the adequacy of our corporate governance guidelines, personal codes of conduct and related internal policies and guidelines;

•	Assists the Board in interpreting and applying corporate governance guidelines, and recommends any proposed changes to the Board for approval; and

•	Makes recommendations to the Board regarding non-management director compensation.
The Board has determined that each member of the N&CG in 2017 was independent as defined under NYSE rules.
The N&CG held two meetings during 2017.

COMPENSATION DISCUSSION AND ANALYSIS

Overview
The following discussion provides an overview and analysis of our Compensation Committee's philosophy and objectives in designing executive compensation programs at the Company, as well as the compensation determinations and rationale for those determinations relating to our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, and the next two most highly compensated executive officers, to whom we refer collectively as our "named executive officers."  Our named executive officers for 2017 were:

Name	Title
Jay S. Sidhu	Chairman & Chief Executive Officer
Richard A. Ehst	President & Chief Operating Officer
Robert E. Wahlman	Executive Vice President & Chief Financial Officer
Glenn A. Hedde	Executive Vice President & President of Banking to Mortgage Companies
Steven J. Issa	Executive Vice President & Chief Lending Officer

I. Executive Summary

Executive Compensation Philosophy
Our Compensation Committee believes that our executive compensation program promotes long-term value creation for our shareholders and sound risk management. Our guiding principle is to establish compensation programs that are fair and reasonable, market competitive and performance driven. We seek to compensate our executives in a manner that will attract, motivate and retain the talent we need to achieve both short-term and long-term business objectives.
Core Compensation Principles
In determining the level and type of compensation for base salary and incentives, our core compensation principles are as follows:

•	We believe in pay for performance, encouraging achievement of strategic objectives and creation of shareholder value.

•	We will pay compensation that is fair and market competitive, keeping mindful of programs that may encourage excessive compensation.

•	We will maintain an appropriate balance between base salary and short- and long-term incentive opportunities.

•	We will provide executive incentive compensation opportunities contingent on the Company's annual and long-term performance, as well as individual contributions.

•
Our incentive programs are designed to motivate and reward our leadership team, while avoiding those components that may lead our employees to take inappropriate risks. Our programs incorporate risk mitigation and accountability by authorizing our Compensation Committee to condition incentive compensation awards with deferral, clawback and adjustment provisions.

•	Our executives are subject to share ownership guidelines, and incentive programs will incorporate an appropriate retention element in order to maintain a consistent, high performing management team.

•
We seek to ensure comparative compensation across all divisions and departments of the Company while considering position requirements, geography, responsibilities and other relevant factors applicable to job performance.

•
Our incentive compensation programs focus on key performance metrics, including Company profitability, business area contribution to profitability and individual performance, consistent with the Company's strategic objectives.

•
Our Compensation Committee consists solely of independent Directors. The Compensation Committee engages an independent compensation consultant to provide appropriate guidance in all areas of executive compensation.

Financial and Strategic Highlights
Our Compensation Committee believes that executive compensation should be linked to Customers' overall financial performance and strategic success, and the contribution of its executives to that performance and success.  The past year was one of strong core bank performance offset in part by after tax losses of $13.2 million at BankMobile, after-tax impairment of $12.9 million on the equity investment in Religare Enterprises, and our efforts to manage the balance sheet below $10 billion in assets to strengthen our capital ratios. During 2017, the Company continued to deliver organic growth while maintaining strong asset quality. We also announced in October 2017 a spin-off/merger strategy for Bankmobile in order to allow Customers' banking business to grow while allowing BankMobile to continue to benefit from the small issuer exemption to the Durbin amendment. This strategy also benefits our shareholders by providing for their ownership of BankMobile as it becomes a profitable and high growth bank. We expect to complete this transaction in mid-2018. Other highlights include:

•
2017 net income to common shareholders of $64.4 million, a decrease of 7% from 2016 largely reflecting larger losses from BankMobile, impairment on our Religare equity investment (which was not tax-deductible), and our efforts to manage the size of our balance sheet below $10 billion.

•	Excluding BankMobile and Religare impairment, the Community Business Banking segment generated net income to common shareholders of $90.5 million, an increase of 10.7% from the prior year.

•
We made significant progress in increasing our capital ratios in 2017 through retained earnings and managed balance sheet growth. We ended the year with a Tangible Common Equity ratio (TCE) of 7.00%, equal to our internal target, and all regulatory capital ratios well above “well capitalized” minimums.

•	2017 Return on Tangible Common Equity (ROTCE) was 12.1%, which compares favorably with our peer group ROTCE of 11.3%.

•	Customers grew total loans 5% year-over-year to $8.7 billion, which includes 19% growth in Commercial and Industrial (C&I) lending.

•
The Community Business Banking Segment (which excludes BankMobile) grew non-interest bearing demand deposits 28% year-over-year to $657 million. Total deposits declined year-over-year given the intentional reduction in higher cost, brokered and municipal deposits.

•	The Community Business Banking Segment managed to reduce expenses 1.3% year-over-year while growing revenues 5%. The Community Business Banking Segment efficiency for the year was 45%.

•	Compound annual growth rate of 15.4% in shareholder return since the September 14, 2012 initial offering of Customers stock to be traded on a national exchange.

The tables below provide additional information regarding the historical performance of the Company relative to the key metrics of revenue, expense, and net income.

Total Revenue ($mm) (1)

CAGR: 28%
$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$101.0
$126.6
$177.0
$224.0
$305.9
Q4 $79.3
Q3 $92.1
Q2 $71.4
Q1 $63.1
$346.3
Q4 $88.0
Q3 $86.0
Q2 $87.0
Q1 $85.2
2012
2013
2014
2015
2016
YTD 2017

Net Interest Income ($mm) (1)

CAGR: 30%
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
$72.1
$103.9
$151.9
$196.3
$249.5
Q4 $64.1
Q3 $64.6
Q2 $63.2
Q1 $57.6
$267.3
Q4 $68.3
Q3 $68.0
Q2 $68.6
Q1 $62.4
2012
2013
2014
2015
2016
2017

Community Business Banking Segment Adjusted Net Income ($mm)) (1)(2)

CAGR: 36%
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$18.0
$32.1
$39.8
$56.6
$81.2
Q4 $25.7
Q3 $20.2
Q2 $18.9
Q1 $16.9
$89.2
Q4 $22.1
Q3 $20.6
Q2 $23.4
Q1 $18.9
2012
2013
2014
2015
2016
2017

Community Business Banking Segment Adjusted Income / Expense Growth ($mm) (1)(2)

350
300
250
200
150
100
50
0
$104
$21
$74
$103
$22
$74
$152
$22
$97
$196
$28
$108
$250
$30
$130
$267
$29
$129
2012
2013
2014
2015
2016
2017
Non-interest Income
Net Interest Income
Operating Expenses

(1)	Source: Company Data

(2)	Non-GAAP measure calculated as GAAP net income less / plus securities gains and losses (including the impairment loss recognized on the Religare equity investment.

The Evolution of Our Pay For Performance Program
Over the last several years, the executive compensation program has evolved into one incorporating many leading, market best practices. These changes have been shaped by input from many directions: our shareholders, our independent compensation consultants, our Compensation Committee, and our management team. All of these perspectives have been important in shaping our pay program into what it is today.

Ongoing Shareholder Engagements and Our Response
The Compensation Committee regularly reviews the components of our executive compensation program and obtains input from its independent compensation consultant. The Committee also considers the feedback received from shareholders, including the results of shareholder votes, as well as outside proxy advisory services. Subsequent to disappointing votes on our 2015 Say on Pay proposal, we have increased our engagement with our shareholders to ensure that we understand and consider their views on our compensation and governance practices. The Compensation Committee and management are very appreciative of the willingness of our shareholders to provide their input, which has helped shape and strengthen our compensation principles and program in recent years.

2015 Say on Pay Vote and Subsequent Engagement
After receiving only 48% shareholder support for our Say on Pay proposal in 2015, we held discussions with many of our largest investors and incorporated their feedback into significant changes to our executive compensation philosophy and programs. We received positive feedback that the program changes we made during this time were responsive to the concerns identified by shareholders and proxy advisory services.

Following the 2017 annual meeting and in the recent months leading up to our 2018 annual meeting, we continued our shareholder outreach to better understand investor concerns and gather suggestions for improvement. We reached out to the Company’s 20 largest shareholders, or approximately 59% of our outstanding shares. Engagement calls were led by our CFO and our Director of Investor Relations, with participation by Board Directors when requested by the shareholder. While not all investors felt a conversation was necessary, the discussions we did have were instrumental in enhancing our understanding of investor viewpoints regarding the design and disclosure of our executive compensation programs.

The following table lists the issues raised by our shareholders in these discussions as well as the actions we have taken in response to the shareholder concerns. In general, the comments are directed towards establishing a more metric driven compensation program that fairly compensates executives and eliminates any perceived discretionary elements of our current practices.

Below is a summary of compensation themes we heard from investors and the key changes that we made to our compensation program and implemented since 2016 in response to investor concerns:

What We Heard from Shareholders		Customers' Response
•	Better align with pay for performance and improve disclosure of incentive plan details	•
Customers' Compensation Policy was modified to establish clear pay-for-performance parameters for our annual incentive plan, which has been further enhanced for 2017. Additionally, the Board is recommending a move to an annual frequency for the Say on Pay vote, providing more real-time feedback on compensation decisions.

•	Board and management should acknowledge or respond to shareholder compensation concerns	•
Customers solicited the input of its shareholders, and the Compensation Committee reviewed each concern expressed by shareholders and directed specific changes to compensation programs to address those concerns, such as described in this document.

•	Disclosure of pay practices should be more extensive	•
Customers completely redesigned the Proxy Statement and Compensation Discussion and Analysis to provide substantially enhanced disclosures of our compensation programs, including detailed disclosures on the calculation of the awards to top executives.

•	The Excise tax gross-ups in employment agreements should not be used and performance based vesting of deferred compensation awards should be incorporated whenever possible	•
Customers has eliminated the excise tax gross-up from all agreements established in 2014 or later and committed that gross-ups will not be allowed in future agreements.  Only the pre-existing employment agreements for the current CEO, COO, and CFO retain the gross-up, and these provisions will sunset with the retirement of the existing officers. A substantial portion of our senior executive officers' equity awards in 2017 include performance-based vesting.

•	Risk mitigation of equity awards should be made stronger	•
Customers implemented risk mitigation policies, including an enhanced clawback policy for cash and equity compensation, stock ownership requirements, specific holding period requirements, and an anti-hedging policy.

•	Triggers to Change in Control and compensation obligations should be clearly stated in the Proxy Statement	•	Customers has taken steps to enhance Proxy Statement disclosure relative to Change in Control and compensation obligations.
•	Peer group should be defined with clear disclosure on reasoning for the peer group selection.	•	Customers developed a new peer group, and has regularly disclosed the peer criteria and the selected peer group.
•	Annual performance plan metrics should be clearly defined	•	We revised the metrics and compensation levels in the annual plan, including adoption of new metrics.
•	Consider alternative metrics for the TSR metric for the annual plan	•	We plan to eliminate the TSR metric from the annual performance award determination starting in 2018 and introduced a long-term incentive plan with a 3 year relative TSR metric.
•	There should be a structured long-term equity incentive plan with performance-based metrics and longer performance measurement period	•	We adopted a long-term incentive plan in 2018 designed to incorporate many banking industry best practices, including specified performance-based vesting requirements.
•	Perceived discretionary nature of “one-off” awards made in 2016 and 2017 without adequate explanation should not be repeated without detail explanations	•	All exceptions to the compensation plans will be specifically explained and approved by the full Board.
		•	We added explanation of all deliberations behind the pay for performance awards so there is no confusion regarding any perceived "discretionary" nature of awards.

The Compensation Committee is considering all of the feedback received from the shareholder engagement efforts as it contemplates the design of the executive compensation program going forward. We believe that the changes adopted in recent years demonstrate the Company's continuing commitment to improve our disclosures and make sure there is clear understanding of how we are linking compensation to Company and individual performance, motivating individuals to increase long-term shareholder value, and create a strong link between compensation design and corporate strategy. The Compensation Committee has engaged a new compensation adviser and conducted a detailed review of the overall design of its compensation plans. It has established a new executive compensation plan for 2018, which includes different performance metrics and the inclusion of a structured long-term incentive program.

How Our Pay Program Works
Our compensation programs are designed to attract, motivate and retain qualified and talented executives, motivating them to achieve our business goals and rewarding them for superior short- and long-term performance. When doing this, our Compensation Committee is mindful to align the interests of our executives with those of our shareholders in order to attain our ultimate objective of driving long-term, sustainable shareholder value. Our compensation program utilizes four primary elements:

Compensation Governance
As our compensation program continues to evolve, as described earlier, our Compensation Committee continues to strengthen our plans, policies and practices, and review risk mitigation and governance matters, to ensure that our program is incorporating market best practices. Some of the features we’d like to highlight:

What We Do	• Conduct annual shareholder outreach
• Pay-for-performance philosophy and culture
• Strong emphasis on performance-based vesting
• Defer 25% of our NEO’s annual incentive awards into restricted stock with three year ratable vesting
• Comprehensive clawback policy, addressing both equity and cash awards
• Responsible use of shares under our long-term incentive program
• Stock ownership requirements for all executives and non-executive Directors
• Engage an independent compensation consultant, who performs no other consulting work for Customers
• Perform an annual risk assessment of our compensation policies and practices
• Starting in 2018, establish clear target and maximum awards in both annual and long-term incentive programs
• Starting in 2018, apply a formulaic framework with limited discretion to increase incentive awards
• Encourage NEO participation in Bonus Recognition and Retention Plan with 5 year cliff vesting
What We Don’t Do	X No immediate vesting (“single‑trigger”) of equity awards
X No hedging of Company shares
X No backdating or repricing of stock option awards
X No highly leveraged incentive plans that encourage excessive risk taking
X No resetting of financial targets for performance-based incentive awards
X No excessive perquisites; no new 280(G) provisions
X There were no changes to our Named Executive Officers employment agreements in 2017

II. Compensation Setting Process
Peer Groups
The Compensation Committee is responsible for the design, implementation and administration of the compensation program for our executive officers. Compensation Advisors was engaged in 2016 to help adopt and review our executive compensation program for 2016 and 2017, which included a review and recommendation of an appropriate peer group to assess competitive compensation practices, as well as for comparing performance against certain financial goals.
The Compensation Committee evaluates the peer group annually with input from our compensation advisers for suitability and modifies the peer group as needed. Our Compensation Committee utilizes this peer group data as one reference point along with various other factors, such as the individual's performance, experience, and competitive market conditions. As such, the Committee does not commit to setting our executive pay levels at any particular percentile of the peer group.
The general criteria we use for selecting peers:

•	Size - publicly owned banks of comparative size, from approximately 0.5x to 3.0x our assets

•	Business - banks with predominately commercial business focus

•	Region - operating in the northeast and Mid-Atlantic states
Using these criteria, Customers falls at approximately the mid-point in asset size of the selected peer group for 2017, which included:

Berkshire Hills Bancorp, Inc.	First Commonwealth Financial Corporation	Provident Financial Services, Inc.
Boston Private Financial Holdings, Inc.	Fulton Financial Corporation	S&T Bancorp, Inc.
Community Bank System, Inc.	Independent Bank Corp.	Sterling Bancorp
Eagle Bancorp, Inc.	Investors Bancorp, Inc.	Valley National Bancorp
F.N.B. Corporation	NBT Bancorp Inc.	WSFS Financial Corporation
Northwest Bancshares, Inc.
.
Role of Management
Although the Compensation Committee is ultimately responsible for designing our executive compensation program, input from our Chief Executive Officer and other members of senior management, including the leader of the Human Resources and Leadership Development team, is critical in ensuring that the Compensation Committee has the appropriate information needed to make informed decisions. The compensation of the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer is solely the responsibility of the Compensation Committee with input from the Chief Executive Officer and others in an informational and advisory capacity, although the Chief Executive Officer does not participate in the determination of his own compensation. The Chief Executive Officer presents performance summaries for the other named executive officers and recommendations relating to their compensation to the Compensation Committee for its review and approval. The Compensation Committee conducts a formal performance appraisal of the Chief Executive Officer in which the entire Board of Directors is involved.

Compensation Consultant

The Compensation Committee retained Meyer-Chatfield Compensation Advisors ("Compensation Advisors") starting in 2016 to provide compensation analysis for the Company's 2017 compensation awards. The services provided included guidance in development of Customers' compensation philosophy, guidance on selection of performance metrics for determining executive compensation, development of peer comparisons, advice on key compensation questions and policy matters, peer compensation analysis for key positions,  consulting directly with the Compensation Committee chairman on matters of interest and/or concern to the Chairman, and attending meetings of the Compensation Committee and the Board of Directors as a compensation expert to discuss executive compensation as needed.

The Compensation Committee retained the services of McLagan, an Aon Company, in 2018 to assist with executive compensation planning.

The Compensation Committee regularly reviews the services provided by its outside compensation consultants and believes that both Compensation Advisors and McLagan are independent in providing executive compensation consulting services.
Consideration of Risk
The Compensation Committee strives to provide strong incentives to management for the long-term, while avoiding excessive risk taking. Goals and objectives reflect a mix of multiple quantitative factors to avoid excessive reliance on a single performance measure. As a matter of best practice, beginning in 2010, the Compensation Committee began to annually review the relationship between the incentive compensation provided to the named executive officers and any related incentives to take on inappropriate risk to achieve performance goals, and to confirm that the incentive compensation criteria do not encourage unnecessary and excessive risk.
The annual risk assessment includes an evaluation of:

•	the design of proposed incentive plans to ensure they satisfy regulatory requirements and do not encourage excessive or imprudent risk taking;

•	the internal controls over determining incentive payments and a review of the accuracy of the incentive payments and any related accruals; and

•	the Board of Directors' oversight of the incentive compensation program to determine if it provides effective governance over the program and satisfies regulatory expectations.
The risk assessment conducted in 2017 concluded that our incentive compensation plans provide incentives that appropriately balance risk and reward; are compatible with effective controls and risk management; are supportive of strong governance, including active oversight by the Board of Directors; and are not reasonably likely to have a material adverse effect on Customers.

III. Elements of 2017 Executive Compensation
We pay our named executive officers in accordance with a pay for performance philosophy by providing competitive compensation for demonstrated performance. The Compensation Committee employs a total compensation approach in establishing executive compensation opportunities, consisting of base salary, annual cash incentive compensation, long-term equity awards (which may include performance- and/or time-vesting restricted stock and/or stock options), a competitive benefits package and limited perquisites.

	Element	Term		Strategic Role
Fixed	Base Salary	Short Term	•	Helps attract and retain executives through market-competitive base pay
			•	Based on individual performance, experience, and scope of responsibility
Performance-based	Annual Performance Awards	Short Term(cash) and Long Term(equity)	•	Encourages achievement of short-term strategic and financial performance metrics that create shareholder value
•
Links executive compensation to Company performance, business unit performance, individual performance, or other factors that are important for the Company's success. In 2017, corporate performance metrics were relative Total Shareholder Return, relative Core Earnings Growth, and ROCE

	Long-Term Incentive Awards	Long Term	•	Aligns executives' interests with those of shareholders, motivates and rewards long-term sustained performance and creates a retention incentive through multi-year vesting
•
The historical long term incentive plan for the CEO and COO incorporated with their respective employment agreements was voluntarily terminated by the executives in 2016 upon the request of the Compensation Committee.

•
All options granted in 2017 and 60% of the RSUs have performance-based vesting criteria for the CEO, COO, and CFO. Options have a 5-year cliff vest and RSUs have a 3-year cliff vest, both with clawback provisions

	BRRP	Long Term	•	Encourages a focus on long-term retention of the executive as well as shareholder value creation through 5-year cliff vesting of executive contribution and Company match
			•	Aligns executive interests with shareholders’ long term interests by encouraging the deferral of a portion of the annual performance award received with a Company match, all in Company equity
Fixed	Other Compensation	Short Term	•	Establishes limited perquisites in line with market practice, as well as health and welfare benefits on the same basis as our general employee population

Base Salary
The Compensation Committee believes that base salaries for named executive officers should be targeted at market competitive levels in order to attract and retain talented executives.
In setting base salary levels, the Compensation Committee assesses:

•	competitive base salary information and peer market data

•	individual performance

•	leadership

•	operational effectiveness

•	experience in the industry

•	competitive market conditions
In mid-year 2017, Messrs. Hedde and Issa received an increase of 4% to their base salary compensation as noted in the table below. At year-end 2017, Messrs. Ehst and Wahlman received an increase of 11.8% and 8.1%, respectively, to their base salary compensation as noted in the table below which was effective at the end of 2017, for 2018.

Name	December 31, 2017 Salary	December 31, 2016 Salary	% Change
Jay S. Sidhu	$636,000	$636,000	—
Richard A. Ehst	475,000	425,000	11.8%
Robert E. Wahlman	400,000	370,000	8.1%
Glenn A. Hedde	260,000	250,000	4.0%
Steven J. Issa	324,480	312,000	4.0%
The Compensation Committee took into consideration all of the aforementioned criteria as well as overall Company performance and total compensation mix to determine 2017 base salary levels. Merit increases were deemed appropriate as indicated in the table above. The Compensation Committee and the full Board intend to complete its annual performance review of the CEO in April and will consider any base salary adjustment at that time.

2017 Annual Incentive Awards
Annual performance awards are provided to reward our employees for achieving and exceeding predefined performance goals, including Company performance, division/department performance and individual contribution by the employee, as appropriate for the employee's position and role in the Company.
The Compensation Committee defines performance measures and goals for three of our named executive officers (our CEO, COO, and CFO). Based on the weighted level of performance achieved versus pre-defined metrics, these executives can earn an award greater than or less than target, ranging from 0% up to 150% of target. The performance measures support our strategic plan and are utilized to create accountability and ensure rewards are tied to our financial and strategic success.
The targeted metrics of Total Shareholder Return (TSR), core earnings growth, and Return on Common Equity (ROCE) were chosen because of the Compensation Committee's view that they were aligned with shareholder value creation. The relative TSR metric closely aligns the executive's incentive with the return shareholder, and was chosen to ensure that management considers the shareholder return implications of key decisions and also has a consequence when the Company underperforms. The use of a relative measure is intended to isolate the Company's performance from broader macro trends. Core earnings growth measures the ability of the Company to grow core earnings, a primary valuation metric. Core earnings growth should drive favorable investor returns through share price appreciation over time. The use of a relative measure is intended to isolate the Company's performance from broader macro trends. Finally, ROCE is considered an important measure of profitability and the return that is generated on the investor's capital. ROCE is also highly correlated with price to tangible book multiple and is considered an important measure of the overall performance of the Company. The amount of the executive reward will increase as the value creation to shareholders increases, recognizing the executive role in creating shareholder value. Additionally, risk management is a key responsibility of executive management, particularly our named executive officers; the Compensation Committee may choose to exert negative discretion on annual incentive awards if warranted by failure to adequately manage risk.

2017 Performance Metrics and Results
The performance measures utilized in 2017 were unchanged from the prior year and 2015, and are summarized below:

Metric	Weighting	Threshold	Target	Outperformance	Maximum
Relative Total Shareholder Return*	25%	80%	100%	110%	120%
Relative Core Earnings Growth*	25%	80%	100%	110%	120%
Targeted Return on Common Equity Objective	50%	9%	10%	11%	12%
Performance Award		50%	100%	125%	150%
*Using December 31, 2016 as a base of 100, Total Shareholder Return and Core Earnings Growth are indexed through December 29, 2017 to determine relative performance.
Note: Core Earnings is a Non-GAAP measure, defined as net income to common shareholders adjusted for unusual income or expense items as determined appropriate by the Compensation Committee to exclude from the calculation of the annual performance award.

Actual achievement versus these three metrics was as follows:

		2017 Actual Performance and Results			2017 Earned Award
Metric	Weighting	Customers Bank	Peer Group	Performance Factor	%
Relative Total Shareholder Return	25%	(27.4)%	(1.6)%	n/a	—%
Relative Core Earnings Growth	25%	(13.7)%	5.6%	(244.7)%	—%
Targeted Return on Common Equity Objective	50%	9.4%	n/a	9.4%	69%
				Performance Award	34.5%

Relative Total Shareholder Return is important to Customers, and 1 year Relative TSR has historically been a metric used to determine annual performance awards. In our new compensation plan which becomes effective in 2018, we have replaced 1-year TSR with a 3-year TSR metric which is used as a performance-based vesting criteria for long-term equity incentives, rather than as an annual performance award metric, given the company's focus on driving long-term shareholder returns. Prior to 2017, CUBI's TSR generally compared favorably to peers. In 2017, the stock performance was negatively impacted principally by 1) Religare impairment charges, 2) the drag on earnings from BankMobile's ongoing investments, and 3) the change in BankMobile disposition strategy which was unexpected by the market and also required a temporary reduction in the size of CUBI's balance sheet in 2017 with negative implications for earnings.

2017 Annual Incentives Were Earned; However, No Cash Bonus Was Accepted by CEO, COO, or CFO
The preceding calculation provides for an annual incentive payment to be made to the executives as follows:

	Target Bonus		2017 Earned Incentives		2017 Paid Incentives
Executive	%	$	%	$	$
Jay S. Sidhu	100%	$636,000	34.5%	$219,420	$—
Richard A. Ehst	50%	$237,500	34.5%	$81,937	$—
Robert E. Wahlman	50%	$200,000	34.5%	$69,000	$—
While senior executives earned an annual incentive according to the provisions of our annual incentive plan as noted above, the affected senior management members concluded that the Company's overall performance in 2017 was significantly below expectations, and that an annual incentive payment was not appropriate. Accordingly, no annual incentive was accepted by the Company's CEO, COO, or CFO for 2017.
Annual Incentives for Other NEOs
The awards for Mr. Issa and Mr. Hedde are based upon the performance of the core Community Business Banking Segment, and the performance of the business units for which they are responsible. Mr. Issa's annual performance award as Chief Lending Officer is in part based upon the performance of the commercial loan business in addition to the Community Business Banking Segment performance. Mr. Hedde's annual performance award as leader of the Banking the Mortgage Companies business is based in part on the performance of the mortgage warehouse loan business in addition to the Community Business Banking Segment performance.
Long-Term Equity Incentives
Long-term incentive awards (equity or equity equivalents) are available to members of executive management, as identified by the Compensation Committee, based on the achievement of specified performance metrics.
Equity grants are made within the context of three programs:

•	A portion of the annual performance award is paid in equity (this was not applicable in 2017, as there was no annual performance award for 2017 to the top three executives but was 25% in 2016);

•
A portion of the annual performance award that is payable in cash may be voluntarily deferred by certain executives into the Bonus Recognition and Retention Program (“BRRP”), as further described below; and

•
Lastly, long-term equity grants are periodically made as a result of achieving milestones within the long-term strategic plan of the Company or for other specific reasons determined as appropriate by the Compensation Committee and Board of Directors. The majority of equity awards in 2017 and 60% of planned future grants under our new long-term compensation plan have performance based vesting criteria, consistent with long-term shareholder value creation. Both cash and equity awards have clawback provisions. The amounts of these awards are determined by the Compensation Committee after consultation with outside compensation advisors, and the grants are made in the periods the strategic milestones are reached or other circumstances occur, subject to Board review and approval.

Compensation in 2017 for 2016 Performance and Other Special Matters
In early 2017, the Compensation Committee, considering the fact that the CEO and COO voluntarily terminated their stock option based long-term incentive plan that was included in their employment agreements, asked Compensation Advisors to conduct a thorough review of best practices in long-term incentive plans. The decision was made to pay long-term incentives for 2016 after the completion of that review and deliberations by the Compensation Committee and the full Board.
In mid-2017, the Compensation Committee reviewed the preliminary report by the consultants, and the Board reviewed the report of the Committee at their November meeting. The Board also reviewed the bank performance for the year ending December 31, 2016 as a foundation for future growth. It was identified that excluding the negative effects of certain specific elements on 2016 results, the core Community Business Banking Segment (the business that will be retained by shareholders following BankMobile's divestiture) performance significantly exceeded the Compensation Committee's targets for 2016. Specifically, the return on average assets and return on average common equity were 1.00% and 14.7%, respectively, compared to the overall Customers rates of 0.86% and 12.4%.

During 2016 and through 2017 a number of unique events occurred that were considered by the Compensation Committee members in their determination to make a long term award to certain senior managers including the following:

•
In late 2016, Messrs. Sidhu and Ehst voluntarily modified their employment agreements to remove the embedded provisions that provided for their award of significant blocks of future stock options whenever Customers issued common stock. There were no modifications to their employment agreements in 2017.

•
Mr. Sidhu led the initiative to restructure the BankMobile agreement to provide the opportunity for Customers' shareholders to participate in the future growth of the BankMobile business through a spin-off and merger transaction, which we consider the best outcome for shareholders. Mr. Sidhu voluntarily terminated the letter agreement providing for a significant payment to himself in the event BankMobile was sold for over $100 million.

•
Mr. Sidhu voluntarily exercised 100 percent of his vested options (approximately 1.2 million options) in December 2017 because Customers would receive a tax benefit at execution at the corporate tax rate of 35 percent rather than the newly legislated 21 percent corporate tax rate should the options have been exercised in 2018 or later. Mr. Sidhu's fourth quarter 2017 option exercises reduced Customers Bancorp's fourth quarter tax expense by approximately $6.9 million. Mr. Sidhu gave up the personal benefits of 1) deferring his exercise until the 2.4 percent reduction in personal income tax rate was in effect and 2) potentially greater gains if Customers' share price had appreciated to the higher levels as anticipated by the original option award.

•
Messrs. Sidhu, Ehst and Wahlman informed the Board in late 2017 of their decision to decline annual compensation awards for 2017 as this executive team believed such an award was not justified given the Company’s 2017 performance.

In consideration of the review of 2016's adjusted performance, the personal economic sacrifices made for the benefit of Customers Bancorp, Inc., and in order to further align management's long term interest with those of shareholders, the Compensation Committee determined that a deferred compensation award to recognize the contributions of Messrs. Sidhu, Ehst and Wahlman to the Company’s success was appropriate, which is detailed in the below table.

	Stock Options	RSUs	Stock Options (1)	RSUs (1)
Executive	(#)	(#)	($)	($)
Jay S. Sidhu	620,000	75,745	5,380,768	1,908,017
Richard A. Ehst	100,000	26,979	869,754	722,526
Robert E. Wahlman	50,000	—	434,877	—

(1) Represents the grant date fair value, as calculated in accordance with FASB ASC Topic 718, of these option or stock awards. The grant date fair value has been determined based on the assumptions and methodologies set forth in the consolidated financial statements included in NOTE 15-SHARE-BASED COMPENSATION PLANS of our Annual Report on Form 10-K for the year ended December 31, 2017.

Significant Use of Performance-Based Vesting on Equity Awards to Senior Executives

All options granted to Mr. Sidhu, Mr. Ehst, and Mr. Wahlman in 2017 contain the performance requirement that the market price of our voting common stock trade above $40 per share for a period of 10 days during the vesting period.  For options issued in July, the stock must appreciate 41.6% from the market price when issued for the options to be exercisable.  For options issued in December, the stock must appreciate 50.1% from the market price when issued for the options to be exercisable.  The options will expire if this target price is not achieved in a five year period. Additionally, these options are subject to normal clawback provisions and a 5-year cliff vesting requirement.

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
CUBI must appreciate 41.6%
for July options to vest
CUBI must appreciate 50.1%
for December options to vest
Jan-17
Mar-17
May-17
Jul-17
Sep-17
Nov-17
Jan-18
Mar-18
CUBI
Option Trigger Price

The restricted stock unit awards issued in June and November to the CEO and COO are subject to the performance vesting criteria for 60% of the awards based on three year relative Total Shareholder Return, three year relative Return on Average Common Equity, and three year average non-performing assets to total assets. Additionally, these RSUs are subject to normal clawback provisions and have a three year cliff vesting requirement.

Bonus Recognition and Retention Program
The Bonus Recognition and Retention Program ("BRRP") (which meets the definition of nonqualified deferred compensation under IRC Section 409A) is a separate long-term incentive program established for the CEO, COO, CFO, CLO and other selected executives. The objective of the Plan is to encourage retention and align executive and shareholder long term interests. Key elements of the BRRP include:

•	Voluntary deferral of 25% to 50% of the participant's annual performance award received in cash. Executives pay taxes on deferred awards

•	Company providing a 100% match on the deferral amount

•	Deferred cash amounts are converted to RSUs and are subject to a five-year cliff vesting schedule.

•	Distributions under the program are made as common stock of the Company

•	If the executive leaves before the end of the vesting period, the executive forfeits both the voluntary deferral and the match that has not vested within the account.

•	Participants' accounts will fully vest upon retirement (as defined in the plan document), an involuntary termination prior to retirement (other than for cause), death or disability.

•	Long term, the value of the account is tied to the Company stock price, which aligns the executive's interest with the shareholders' interests and encourages a focus on long-term performance.
Customers does not include performance based vesting criteria for the BRRP program as the award is deferred voluntarily from the annual performance based award made to the executive (which was achieved based on performance), and it is believed by the Compensation Committee that conditioning vesting on future Company performance will discourage executive participation in the program.

IV. Supplemental Compensation Analysis

The following table illustrates the Compensation Committee’s view on the total compensation (Base Salary, Annual Incentive Award, BRRP, Long-Term Incentive Awards, and Other Compensation) of the CEO, COO, and CFO for the 2016 and 2017 performance years. This table is not a substitute for the compensation tables required by the SEC and included under “Executive Compensation” beginning on page 55 of this Proxy Statement; however, we believe it provides a more accurate picture of how the Compensation Committee views compensation awards for 2016 and 2017.

Supplemental Compensation Analysis
Named Executive Officer	2016	2017	% Change
Jay S. Sidhu, Chairman & CEO
Base Salary	636,000	636,000	0%
Annual Incentive Award	795,000	—	NA
Bonus Recognition and Retention Program (BRRP)	397,500	—	NA
Long-Term Incentive Plan Awards(1)	1,840,121	—	NA
Long-Term Incentive Plan Awards made in 2017 for 2016 (2)	1,032,000	—	NA
All Other Compensation	23,044	22,513	-2%
Total for Current Year (1)	4,723,665	658,513	-86%
2017 Q4 Compensation for Other Special Matters (3)	—	6,256,785	NA
Total (1)	4,723,665	6,915,298	46%

Richard A Ehst, President & COO
Base Salary	425,000	425,000	0%
Annual Incentive Award	265,625	—	NA
Bonus Recognition and Retention Program (BRRP)	—	—	NA
Long-Term Incentive Plan Awards(1)	276,018	—	NA
Long-Term Incentive Plan Awards made in 2017 for 2016 (2)	425,007	—	NA
All Other Compensation	8,206	10,558	29%
Total for Current Year (1)	1,399,856	435,558	-69%
2017 Q4 Compensation for Other Special Matters (3)	—	1,167,273	NA
Total (1)	1,399,856	1,602,831	14%

Robert E. Wahlman, EVP & CFO
Base Salary	370,000	370,000	0%
Annual Incentive Award	231,250	—	NA
Bonus Recognition and Retention Program (BRRP)	115,625	—	NA
Long-Term Incentive Plan Awards(1)	—	—	NA
Long-Term Incentive Plan Awards made in 2017 for 2016 (2)	—	—	NA
All Other Compensation	26,467	26,948	2%
Total for Current Year (1)	743,342	396,948	-47%
2017 Q4 Compensation for Other Special Matters (3)	—	434,877	NA
Total (1)	743,342	831,825	12%

(1) 2017 compensation does not reflect possible long-term equity incentive awards for 2017 performance that may be awarded consistent with the Company's new compensation plan.
(2)  For options issued in July 2017, the stock must appreciate 41.6% from the market price when issued for the options to be exercisable.  For RSUs issued in June 2017, 60% have performance-based vesting criteria based on the new 2018 compensation plan.
(3) In fourth quarter 2017, in recognition of certain special matters, the Compensation Committee decided to make one-time, long-term awards to the Company's CEO, COO, and CFO. Those special items, which are discussed in greater detail on page 46 include modifications to employment agreements, termination of Mr. Sidhu's letter providing him a significant payment in the event BankMobile was sold for an amount exceeding $100 million, those executives' decision not to accept an annual incentive award,

Mr. Sidhu's exercise of options which reduced the Company's fourth quarter 2017 tax expense by approximately $6.9 million. For RSUs issued in November 2017, 60% have performance-based vesting criteria based on the new 2018 compensation plan. For options issued in December 2017, the stock must appreciate 50.1% from the market price when issued for the options to be exercisable.

V. New Compensation Plan for 2018
Customers has adopted a new compensation plan starting in 2018 that incorporates much of the feedback gathered from investors during the Company's engagement efforts as well as general background information from our compensation consultants and what we view as industry best practices. The compensation plan is quantitative, with significant performance based vesting criteria and is designed to align management behavior with long-term shareholder value creation.
The plan includes three elements, Salary, an Annual Performance Award and a Long-Term Incentive Award. The Annual Performance Award and Long-Term Incentive Award each have targets that are set as a percentage of salary, with the ability to scale down or up depending on whether minimum thresholds are reached or to what extent targets are exceeded. All compensation is discretionary, and the Compensation Committee has the ability to exert negative discretion if deemed appropriate. All compensation, cash and equity, is subject to Customers clawback policy.
Annual Performance Awards
The Annual Performance award will be paid approximately 75% in cash and 25% in RSUs that have a three year ratable vesting schedule. Three performance metrics determine how much of the target award is earned; the total award could range from 0% to 150% of the target. The three performance metrics are actual EPS vs. Board of Directors approved budgeted EPS, year-end capital ratios at targets, and net core deposit growth equal to 75% or more of net loan growth.

•
Actual EPS vs. budgeted EPS is weighted 50%, vs. 25% for each of the other two factors because of the importance of achieving the financial goals established at the start of the year. Actual EPS vs. budget was chosen as a metric because management should have significant influence over achieving the financial goals as set by the Board, and EPS is a primary valuation driver for the stock.

•	The year-end capital goal was set because of the importance shareholders place on capital ratios to place a limit on leverage and risk taking in achieving the EPS goal.

•
Net core deposit growth as a percentage of net loan growth because of the importance of core deposit funding in creating value in banking. Core deposit funding is a priority across the institution and it was determined that accountability at the senior executive level was appropriate.

Long-Term Incentive Plan Awards
The Long-Term Incentive Plan awards will be granted at a target amount of salary. This amount will be paid 60% in RSUs with performance-based vesting features and 40% in RSUs with a three year ratable vesting schedule. For the RSUs with performance based vesting, the actual amount that is settled at the end of three years could be more or less depending on three performance metrics; the total award could range from 0% to 150% of the target. The target is expressed as a percentage of annual salary. The three performance metrics are 3-year relative Total Shareholder Return (TSR), 3-year relative Return on Average Common Equity (ROACE), and 3-year relative nonperforming assets to total assets. All three metrics are relative given the importance placed on performing better than peers, and the desire to put an emphasis on performance that can be controlled by the Company beyond macro events.

•	Three year relative TSR was chosen because the shareholder return is considered a good measure of the value that management is creating for shareholders over a period of time.

•
Three year relative ROACE was chosen because it is viewed as a good measure of the Company's profitability and the returns it generates off of its balance sheet. This profitability is also expected to be a driver of shareholder value over time.

•
Three year relative average nonperforming assets to total assets was chosen as a metric to capture asset quality. The Company believes that the riskiness of the balance sheet determines the amount of capital that should be held (achieving the targeted capital levels is a component of the annual performance awards), and capturing non-performing assets as a percent of assets is the most meaningful metric for measuring the asset quality, a key element for a sustainable profitable bank through all economic cycles, and measuring the credit risk profile of the Company.

Salary
Salary is 100% paid in cash; both Annual Performance Award and Long-Term Incentive Awards are calculated as a multiple of salary.

Annual Performance Award
	% of Annual Salary
Position	Target	Maximum
Chief Executive Officer	150%	225%
President and Chief Operating Officer	75%	113%
Chief Financial Officer	65%	98%

Annual performance awards are paid:
75% Cash
25% RSUs with 3-year ratable vesting.
	Weighting of metric
Performance Metrics for Grant of Award
Actual EPS vs. budgeted EPS	50%
Year-end capital ratios at targets set at start of year	25%
Net core (1) deposit growth exceeds 75% net loan growth	25%

(1) Core deposits are defined as all DDA, non-brokered MMDA and CDs, and brokered MMDA and CDs with direct Customers relationship.

Award Class	Award Multiple
120% of metric target	150%
110% of metric target	125%
100% of metric target	100%
80% of metric target	50%
Less than 80% of metric target	0%

Long Term Incentive Plan
	% of Annual Salary
Position	Target	Maximum
Chief Executive Officer	150%	200%
President and Chief Operating Officer	75%	100%
Chief Financial Officer	65%	85%

Long-Term Incentive Awards are 100% Restricted Stock Units (RSUs):
40% of award time based with ratable vesting over three years
60% of award performance based restricted stock units with three year cliff vesting

	Weighting of metric
Performance Metrics to Vest Award
Three year Relative Total Shareholder Return	33%
Three year Relative ROACE	33%
Three year Relative Average Non-Performing Assets to Total Assets	34%

Award Class	Award Multiple
120% of metric target	150%
110% of metric target	125%
100% of metric target	100%
80% of metric target	50%
Less than 80% of metric target	0%

All deferred compensation awards are subject to other vesting requirements as specified in Customers' Compensation Philosophy and both cash and equity awards are subject to clawback provisions. In addition, under the new Long-Term Incentive Plan, the use of stock options will be limited the the future and replaced with Restricted Stock Units (RSUs).

VI. Additional Compensation Policies and Practices

Clawback Policy

All equity and cash awards are subject to Customers’ clawback policy. Customers reserves the right to “clawback” up to 100% of unvested restricted shares, options, or other stock based compensation awards as well as cash compensation in the event that subsequent discovery reveals that the awards were made based on faulty financial results. Additional clawback provisions will be incorporated as promulgated by the SEC or other regulatory body.

Executive Stock Ownership Requirements
To help ensure a strong alignment between executives and shareholder interests, the Company has adopted an equity ownership policy. The Company requires the executive management team to have an equity ownership interest in Customers Bancorp, Inc., in accordance with the following schedule:

Position	Requirement
Chief Executive Officer	6x Annual Base Salary
Chief Operating Officer, Chief Financial Officer	3x Annual Base Salary
Other Executive Officers (1)	1x Annual Base Salary

(1)	Excludes the Chief Internal Auditor, Chief Risk Officer, and Chief Credit Officer. The Compensation Committee defines which executive vice presidents are subject to the share ownership requirements.
Equity ownership interests that are counted towards meeting this requirement include the value of all owned or vested stock issued by Customers Bancorp, Inc., including shares held in the employee stock purchase plan, unvested restricted share units, and unvested deferred units (including both the employee and the employer contribution to the BRRP). The value of stock options, vested or unvested, are not considered in meeting the equity ownership requirements. Restricted share units that vest can be sold by an executive in order to generate sufficient cash to cover the tax obligation associated with the shares vesting.
Executives have five years from March 2016 or, if later, the executive's date of hire to accumulate their respective ownership interest in compliance with these guidelines. The current value of the shares the executive will own after any sale of common stock, other than a sale of common stock to meet tax obligations, must exceed the equity ownership requirement. It is permissible for the executive who does not meet the ownership requirements to exercise vested options in a cash settlement.
Anti-Hedging Policy
The Company’s Insider Trading Policy prohibits the Company’s Directors, officers and employees from, unless otherwise approved in advance by the Compensation Committee, engaging in hedging transactions involving the Company’s securities. The policy is available on the Company's website at www.customersbank.com, by selecting "About Us," "Investor Relations," and then "Governance Documents."
Employee Benefits
We provide health, life, vision and dental insurance, and matching 401(k) contributions, on terms similar to those provided to employees generally.  See "Insurance" and "401(k) Retirement Savings and Profit Sharing Plan" below. We also provide Messrs. Sidhu and Ehst with automobiles they primarily use for business purposes, and provide car allowances for Messrs. Wahlman and Issa. We provide country club memberships for Messrs. Sidhu, Ehst, Wahlman, and Issa.
401(k) Retirement Savings and Profit Sharing Plan
Customers Bank has a 401(k) profit sharing plan whereby eligible employees may contribute up to 100% of their salary to such plan up to the IRS annual contribution limit.  Customers Bank provides a matching contribution equal to 50% of the first 6% of the contribution made by the employee.

Normal Insurance Plans
All eligible full-time employees of Customers Bank are covered as a group by basic hospitalization, major medical, long-term disability, term life and prescription drug plans.  Customers Bank pays the total cost of such plans for employees with the exception of the major medical and the prescription drug plan, in which cost sharing and co-payments are required by the employees.
Compliance with Section 409A of the Internal Revenue Code
The executive compensation arrangements are intended to be maintained in conformity with the requirements of Section 409A of the Internal Revenue Code, which imposes certain restrictions on deferred compensation arrangements and tax penalties on the affected employees if their deferred compensation arrangements do not comply with those restrictions.
Supplemental Executive Retirement Plan for Chairman and Chief Executive Officer
Pursuant to Mr. Sidhu's employment agreement, we established a supplemental executive retirement plan ("SERP") for Mr. Sidhu in 2010.  The SERP is a deferred compensation plan whereby we created a reserve account on our books for Mr. Sidhu.  During the third quarter of 2010, we credited an amount to this account that was sufficient to create a hypothetical fund that would provide payments of $300,000 per year for fifteen years commencing on Mr. Sidhu's sixty-fifth birthday, assuming a rate of return of 7% per year, compounded annually.  Additionally, we credit the account with any gains or losses as if we had deposited the amounts in certain investment funds selected by Mr. Sidhu. Mr. Sidhu is now fully vested in the SERP.
Mr. Sidhu's entire interest in the account will be paid to him in fifteen annual installments beginning generally upon the later of (a) his separation from service, or (b) his sixty-fifth birthday. Mr. Sidhu is now 66 years of age and is therefore entitled to SERP payments. Any portion of Mr. Sidhu's interest in the account remaining upon his death will be paid to his beneficiary in a single lump sum. In the event of Mr. Sidhu's death prior to the later of (a) his separation from service with us, or (b) his sixty-fifth birthday, $3.0 million will be paid to his beneficiary in a single lump sum in lieu of the installment payments described above.
These obligations under the SERP will be general unsecured obligations by us to pay money in the future. Mr. Sidhu will have no rights to any assets or investments held by us to meet our obligations under the SERP, except as a general creditor of us.

Employment Agreements
On December 30, 2016, we entered into an amended and restated employment agreement with Mr. Sidhu as Chairman and CEO of Customers.  Under the terms of the agreement, Mr. Sidhu will receive a minimum base salary plus a performance-based incentive bonus and a monthly car allowance.  The term of the agreement is annually extended to another year unless Mr. Sidhu or the Company give notice to the contrary.  Mr. Sidhu will also be entitled to cash or equity incentive compensation up to the amount of his base salary under an executive incentive plan to be approved by the Board of Directors.  The December 30, 2016 employment agreement with Mr. Sidhu eliminated the previous employment agreement provisions providing that Customers, in connection with an acquisition or a raise of capital, (i) up to $400 million, grant Mr. Sidhu options to purchase up to 10.0% of the shares issued in such issuance; (ii) from $401 million to $749 million, grant Mr. Sidhu options to purchase up to 6.7% of the shares issued in such issuance; and (iii) above $750 million of equity, grant Mr. Sidhu options to purchase up to 3.4% of the shares issued in such issuance.
Under the employment agreement, we also agreed that our Board of Directors will develop and implement a nonqualified retirement income plan designed to provide Mr. Sidhu with a retirement benefit, targeted at $300,000 per year (depending on performance of the investments in the informal funding vehicle) for 15 years commencing upon his retirement at or after age 65, subject to his ability to qualify for a variable life insurance policy to be owned by us to fund the plan. The Board of Directors reviewed the plan at the end of the fourth year of his employment and determined it may be appropriate to increase the target benefit amount at some future date. Under the employment agreement, Mr. Sidhu was to become vested in this retirement benefit after seven years of continuous service with us, or upon his termination of employment under circumstances that would result in our obligation to pay him severance compensation. Ultimately, the plan (which was developed and approved by the Board of Directors) provided for funding towards a target benefit of $300,000 per year, and for immediate vesting upon the effective date of the plan. See discussion of the "Nonqualified Deferred Compensation" on page 61 of this Proxy Statement.
On December 30, 2016, the Company and Mr. Sidhu also entered into a letter agreement (the "Sidhu Letter Agreement"), which, subject to certain conditions, provided for the payment of a one-time cash bonus to Mr. Sidhu in connection with the completion of the sale of the BankMobile division of Customers Bank ("BankMobile") to a third party. However, due to the change in strategy to dispose of the BankMobile business via a spin-off of the BankMobile business to the Customers Bancorp, Inc. shareholders through an in-kind dividend and subsequent merger of that business into another bank, which will not generate any revenue to Customers, the letter agreement was terminated by Mr. Sidhu. No payments were made to Mr. Sidhu pursuant to this letter agreement.

On December 30, 2016, we also entered into amended and restated employment agreements with Mr. Ehst as Chief Operating Officer of Customers. With respect to Mr. Ehst's employment agreement, the term of the agreement is annually extended for another year unless Mr. Ehst or we give notice to the contrary. Mr. Ehst receives a minimum base salary, plus incentive compensation in cash or equity or both and in such amounts as determined by the Board of Directors in accordance with incentive programs developed for him.  The December 30, 2016 employment agreement with Mr. Ehst also eliminated the previous employment contract provisions providing that Customers, in connection with an acquisition or a raise of capital, (i) up to $400 million, grant Mr. Ehst options to purchase up to 1.5% of the shares issued in such issuance; (ii) from $401 million to $749 million, grant Mr. Ehst options to purchase up to 1% of the shares issued in such issuance; and (iii) above $750 million of equity, grant Mr. Ehst options to purchase up to 0.5% of the shares issued in such issuance.
Each of Messrs. Sidhu and Ehst will be entitled to severance compensation under their respective agreements if he terminates his employment for "Good Reason" (as defined in their respective employment agreements), if his employment is terminated by us other than for "Cause" (as defined in their respective employment agreements) during the employment term or on expiration of the employment term. If a "Change in Control" (as defined in their respective employment agreements) has not occurred within twelve months before termination of employment, then: (1) he will receive the sum of his then current base salary plus the average of his last three years' annual performance bonuses, for the greater of (a) three years in the case of Mr. Sidhu and two years in the cases of Mr. Ehst, or (b) the period of time remaining in his employment term, generally payable in equal installments on his normal pay dates, subject to normal tax deductions and withholding; (2) any unvested equity awards he has received will vest in full; (3) he will be entitled to an allocable fraction of any cash bonus that would have been payable to him for the current year had he remained employed through the date of payment; and (4) we will continue to provide health insurance (including dental if applicable) and any life or disability insurance benefits ("health benefits") for the shorter of the period on which his cash severance compensation is measured or the maximum period we are then permitted to extend his benefit under the applicable plan or policy or applicable law. If a Change in Control shall have occurred within twelve months before termination of his employment, then: (1) he will receive cash equal to three times the sum of his then current base salary plus the average of his annual performance bonuses for the immediately preceding three years, payable in a lump sum; (2) any unvested equity awards he has received will vest in full; (3) he will be entitled to an allocable fraction of any performance bonus that would have been payable to him for the current year had he remained employed through the date of payment; (4) we shall continue to provide health benefits for the shorter of three years or the maximum period we are then permitted to extend his benefit under the applicable plan or policy or applicable law; and (5) if applicable, reimbursement of any "parachute payment" excise tax under Section 4999 of the Code, grossed up to include any additional taxes payable on that benefit.
On August 5, 2013, we entered into an employment agreement with Mr. Wahlman as Chief Financial Officer of Customers.  With respect to Mr. Wahlman's employment agreement, the term of the agreement is annually extended for another year unless Mr. Wahlman or we give notice to the contrary. Mr. Wahlman receives a minimum base salary, plus incentive compensation in cash or equity or both and in such amounts as determined by the Board of Directors in accordance with incentive programs developed for him. Mr. Wahlman will be entitled to severance compensation under the agreement if he terminates his employment for "Good Reason" (as defined in the employment agreement), if his employment is terminated by us other than for "Cause" (as defined in the employment agreement) during the employment term or on expiration of the employment term. If a "Change in Control" (as defined in the employment agreement) has not occurred within twelve months before termination of employment, then: (1) he will receive the sum of his then current base salary plus the average of his last three years' annual performance bonuses, for the greater of (a) two years or (b) the period of time remaining in his employment term, generally payable in equal installments on his normal pay dates, subject to normal tax deductions and withholding; (2) any unvested equity awards he has received will vest in full; (3) he will be entitled to an allocable fraction of any annual performance bonus that would have been payable to him for the current year had he remained employed through the date of payment; and (4) we will continue to provide health insurance (including dental if applicable) and any life or disability insurance benefits ("health benefits") for the shorter of the period on which his cash severance compensation is measured or the maximum period we are then permitted to extend his benefit under the applicable plan or policy or applicable law. If a Change in Control shall have occurred within twelve months before termination of his employment, then: (1) he will receive performance equal to three times the sum of his then current base salary plus the average of his annual performance bonuses for the immediately preceding three years, payable in a lump sum; (2) any unvested equity awards he has received will vest in full; (3) he will be entitled to an allocable fraction of any performance bonus that would have been payable to him for the current year had he remained employed through the date of payment; (4) we shall continue to provide health benefits for the shorter of three years or the maximum period we are then permitted to extend his benefit under the applicable plan or policy or applicable law; and (5) if applicable, reimbursement of any "parachute payment" excise tax under Section 4999 of the Code, grossed up to include any additional taxes payable on that benefit.
On March 1, 2014, we entered into an employment agreement with Mr. Issa as President of New England Commercial Banking Group of Customers Bank. With respect to Mr. Issa's employment agreement, the term of the agreement is annually extended for another year unless Mr. Issa or we give notice to the contrary. Mr. Issa receives a minimum base salary, plus incentive compensation in cash or equity or both and in such amounts as determined by the Board of Directors in accordance with incentive programs developed for him. Mr. Issa will be entitled to severance compensation under the agreement if he terminates his employment for

"Good Reason" (as defined in the employment agreement), if his employment is terminated by us other than for "Cause" (as defined in the employment agreement) during the employment term or on expiration of the employment term. If a "Change in Control" (as defined in the employment agreement) has not occurred within twelve months before termination of employment, then: (1) he will receive the sum of his then current base salary plus the highest of his last three years' annual performance bonuses, for the greater of (a) three years or (b) the period of time remaining in his employment term, generally payable in equal installments on his normal pay dates, subject to normal tax deductions and withholding; (2) any unvested equity awards he has received will vest in full; (3) he will be entitled to an allocable fraction of any annual performance bonus that would have been payable to him for the current year had he remained employed through the date of payment; and (4) we will continue to provide health insurance (including dental if applicable) and any life or disability insurance benefits ("health benefits") for the shorter of the period on which his cash severance compensation is measured or the maximum period we are then permitted to extend his benefit under the applicable plan or policy or applicable law. If a Change in Control shall have occurred within twelve months before termination of his employment, then: (1) he will receive cash equal to three times the sum of his then current base salary plus the highest of his annual performance bonuses for the immediately preceding three years, payable in a lump sum; (2) any unvested equity awards he has received will vest in full; (3) he will be entitled to an allocable fraction of any annual performance bonus that would have been payable to him for the current year had he remained employed through the date of payment; and (4) we shall continue to provide health benefits for the longer of three years or the maximum period we are then permitted to extend his benefit under the applicable plan or policy or applicable law.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and, based upon this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated in the Company's Annual Report on Form 10-K.
Compensation Committee:
Steven J. Zuckerman, Chair
Daniel K. Rothermel

EXECUTIVE COMPENSATION
The following table discloses the compensation paid or awarded with respect to our named executive officers during the years indicated.  The Compensation Discussion and Analysis contains information concerning how the Compensation Committee viewed its 2017 compensation decisions for the named executive officers.
The table below sets forth the compensation for each of the named executive officers for the fiscal years ended December 31, 2017, 2016, and 2015.  The amounts reported for 2017 include equity awards made in 2017 for 2016 performance and other special matters discussed above. The bonus column of the table includes the annual performance award payable in cash, any executive elected compensation deferral, and the Company match of the executive deferral election as described in the BRRP description, but excludes the portion of the annual performance award that is payable in RSUs, which is included in the following year (the year when granted) under Stock Awards.
Summary Compensation Table (9)

	Year	Salary ($)	Bonus ($)		Stock Awards ($) (6)	Option Awards ($) (7)	All Other Compensation ($) (8)	Total ($)
Jay S. Sidhu	2017	636,000	—	(1)	2,007,402	5,380,768	22,513	8,046,683
Chairman & CEO	2016	636,000	1,093,125	(1)	98,456	1,840,121	23,044	3,690,746
	2015	600,000	1,082,812	(1)	75,000	1,990,200	21,309	3,769,321
Richard A. Ehst	2017	425,000	—	(2)	788,955	869,754	10,558	2,094,267
President & COO	2016	425,000	199,219	(2)	49,228	276,018	8,206	957,671
	2015	400,000	278,906	(2)	37,500	297,856	8,847	1,023,109
Robert E. Wahlman	2017	370,000	—	(3)	28,940	434,877	26,948	860,765
Executive Vice President &	2016	370,000	317,969	(3)	28,733	—	26,467	743,169
Chief Financial Officer	2015	350,000	315,821	(3)	21,875	256,800	26,134	970,630
Glenn A. Hedde	2017	255,461	325,000	(4)	200,007	—	8,100	788,568
Executive Vice President &	2016	250,000	300,000	(4)	56,824	—	6,221	613,045
President of Banking to Mortgage Companies	2015	240,000	624,938	(4)	48,000	—	5,820	918,758
Steven J. Issa	2017	318,816	308,750	(5)	96,910	—	27,554	752,030
Executive Vice President &	2016	312,000	265,625	(5)	37,500	—	27,336	642,461
Chief Lending Officer	2015	312,000	212,500	(5)	30,000	64,200	26,863	645,563

(1)
Mr. Sidhu did not accept an annual performance bonus for 2017. Mr. Sidhu did receive $7,288,785 of equity compensation for 2016 performance and other matters during 2017 as discussed in the long-term equity incentives section of the Compensation Discussion and Analysis on page 45.

Mr. Sidhu earned a bonus of $795,000 for 2016. Of this amount, he received $298,125 in cash, $99,375 in restricted stock units, and elected to defer $397,500 under the BRRP in the form of an equivalent number of restricted stock units. After a five year vesting period, he will receive his deferred bonus, along with a Company match of $397,500, ($795,000 in total), all in the form of shares of our Voting Common Stock plus any shares resulting from the deemed reinvestment of dividends on those shares. If Mr. Sidhu does not remain employed by us during the five-year vesting period, or does not meet one of the vesting criteria identified in Customers' compensation philosophy, he will forfeit the right to receive those shares.
Mr. Sidhu earned a bonus of $787,500 for 2015.  Of this amount, he received $295,312 in cash, $98,438 in restricted stock units, and elected to defer $393,750 under the BRRP in the form of an equivalent number of restricted stock units.  After a five year vesting period, he will receive his deferred bonus, along with a Company match of $393,750 ($787,500 in total), all in the form of shares of our Voting Common Stock plus any shares resulting from the deemed reinvestment of dividends on those shares.  If Mr. Sidhu does not remain employed by us during the five-year vesting period, or does not meet one of the vesting criteria identified in Customers' compensation philosophy, he will forfeit the right to receive those shares.

(2)
Mr. Ehst did not accept an annual performance bonus for 2017. Mr. Ehst did receive $1,592,280 of equity compensation for 2016 performance and other matters during 2017 as discussed in the long-term equity incentives section of the Compensation Discussion and Analysis.

Mr. Ehst earned a bonus of $265,625 for 2016. Of this amount, he received $199,219 in cash and $66,406 in restricted stock units.
Mr. Ehst earned a bonus of $262,500 for 2015. Of this amount, he received $147,656 in cash, $49,219 in restricted stock units, and elected to defer $65,625 under the BRRP in the form of an equivalent number of restricted stock units. After a five-year vesting period, he will receive his deferred bonus, along with a Company match of $65,625 ($131,250 in total), all in the form of shares of our Voting Common Stock plus any shares resulting from the deemed reinvestment of dividends on those shares. If Mr. Ehst does not remain employed by us during the five-year vesting period, or does not meet one of the vesting criteria identified in Customers' compensation philosophy, he will forfeit the right to receive those shares.

(3)
Mr. Wahlman did not accept an annual performance bonus for 2017. Mr. Wahlman did receive $434,877 of equity compensation for 2016 performance and other matters during 2017 as discussed in the long-term equity incentives section of the Compensation Discussion and Analysis.

Mr. Wahlman earned a bonus of $231,250 for 2016. Of this amount, he received $86,719 in cash, $28,906 in restricted stock units, and elected to defer $115,625 under the BRRP in the form of an equivalent number of restricted stock units. After a five year vesting period, he will receive his deferred bonus, along with a Company match of $115,625 ($231,250 in total), all in the form of shares of our Voting Common Stock plus any shares resulting from the deemed reinvestment of dividends on those shares. If Mr. Wahlman does not remain employed by us during the five-year vesting period, or does not meet one of the vesting criteria identified in Customers' compensation philosophy, he will forfeit the right to receive those shares.
Mr. Wahlman earned a bonus of $229,688 for 2015. Of this amount, he received $86,133 in cash, $28,711 in restricted stock units, and elected to defer $114,844 under the BRRP in the form of an equivalent number of restricted stock units. After a five-year vesting period, he will receive his deferred bonus, along with a Company match of $114,844 ($229,688 in total), all in the form of shares of our Voting Common Stock plus any shares resulting from the deemed reinvestment of dividends on those shares. If Mr. Wahlman does not remain employed by us during the five-year vesting period, or does not meet one of the vesting criteria identified in Customers' compensation philosophy, he will forfeit the right to receive those shares.

(4)	Mr. Hedde earned a bonus of $325,000 for 2017, all of which was received in cash.
Mr. Hedde earned a bonus of $500,000 for 2016. Of this amount, he received $300,000 in cash and $200,000 in restricted stock units.
Mr. Hedde earned a bonus of $454,500 for 2015. Of this amount, he received $170,438 in cash, $56,813 in restricted stock units, and elected to defer $227,250 under the BRRP in the form of an equivalent number of restricted stock units. After a five-year vesting period, he will receive his deferred bonus, along with a Company match of $227,250 ($454,500 in total), all in the form of shares of our Voting Common Stock plus any shares resulting from the deemed reinvestment of dividends on those shares. If Mr. Hedde does not remain employed by us during the five-year vesting period, or does not meet one of the vesting criteria identified in Customers' compensation philosophy, he will forfeit the right to receive those shares.

(5)
Mr. Issa earned a bonus of $325,000 for 2017. Of this amount, he received $146,250 in cash, $97,500 in restricted stock units, and elected to defer $81,250 under the BRRP in the form of an equivalent number of restricted stock units. After a five year vesting period, he will receive his deferred bonus, along with a Company match of $81,250 ($162,500 in total), all in the form of shares of our Voting Common Stock plus any shares resulting from the deemed reinvestment of dividends on those shares. If Mr. Issa does not remain employed by us during the five-year vesting period, or does not meet one of the vesting criteria identified in Customers' compensation philosophy, he will forfeit the right to receive those shares.

Mr. Issa earned a bonus of $250,000 for 2016. Of this amount, he received $140,625 in cash, $46,875 in restricted stock units, and elected to defer $62,500 under the BRRP in the form of an equivalent number of restricted stock units. After a five year vesting period, he will receive his deferred bonus, along with a Company match of $62,500 ($125,000 in total), all in the form of shares of our Voting Common Stock plus any shares resulting from the deemed reinvestment of dividends on those shares. If Mr. Issa does not remain employed by us during the five-year vesting period, or does not meet one of the vesting criteria identified in Customers' compensation philosophy, he will forfeit the right to receive those shares.
Mr. Issa earned a bonus of $200,000 for 2015.  Of this amount, he received $112,500 in cash, $37,500 in restricted stock units and elected to defer $50,000 under the BRRP in the form of an equivalent number of restricted stock units. After a five-year vesting period, he will receive his deferred bonus, along with a Company match of $50,000 ($100,000 in total), all in the form of shares of our Voting Common Stock plus any shares resulting from the deemed reinvestment of dividends on those shares. If Mr. Issa does not remain employed by us during the five-year vesting period, or does not meet one of the vesting criteria identified in Customers' compensation philosophy, he will forfeit the right to receive those shares.

(6)
Represents the aggregate grant date fair value, calculated in accordance with FASB ASC Topic 718, of the stock awards described in footnotes 2 through 6 above. The grant date fair values have been determined based on the assumptions and methodologies set forth in our 2017 financial statements (NOTE 15 - SHARE-BASED COMPENSATION PLANS).

(7)
Represents the aggregate grant date fair value, as calculated in accordance with FASB ASC Topic 718, of option awards. The grant date fair values have been determined based on the assumptions and methodologies set forth in our 2017 financial statements (NOTE 15 - SHARE-BASED COMPENSATION PLANS).

(8)
The amounts listed in this column include matching 401(k) contributions paid under our 401(k) Retirement Savings and Profit Sharing Plan for each of Messrs. Sidhu, Wahlman, Issa, and Hedde; car allowances and country club memberships for Messrs. Wahlman and Issa; and a country club membership for Mr. Sidhu.  We provide Messrs. Sidhu and Ehst with automobiles which they primarily use for business purposes. All Other Compensation for Messrs. Sidhu and Ehst also includes the value attributable to their personal use of these automobiles in 2017, 2016, and 2015.

(9)
The following columns are intentionally omitted from this table: Non-Equity Incentive Plan Compensation, Change in Pension Value, and Nonqualified Deferred Compensation Earnings. The table also does not reflect expected long-term equity incentive awards for 2017 performance that may be awarded consistent with the Company's new compensation plan.

Grants of Plan Based Awards (1)
The following table sets forth certain information regarding awards granted to each of our named executive officers during 2017.  The awards granted on February 28, 2017 relate to the executive BRRP election and Company match in addition to payment of 25% of the 2016 annual performance award in equity form.  All the December 20, 2017 awards, and the July 26, 2017 award, are subject to a condition that the market price of our common stock trade above $40 per share for ten days during the vesting period in order for the stock options to become exercisable. 60% of the RSUs issued on June 1, 2017 to Richard Ehst and on November 9, 2017 are subject to additional performance-based vesting criteria consistent with our new 2018 compensation plan. The Compensation Discussion and Analysis includes additional information regarding the incentive awards made to named executive officers and our share based compensation programs.

		All other stock awards: Number of shares of Common Stock	All other option awards: Number of shares of Common Stock underlying options	Exercise or base price of option awards	Grant date fair value of stock and option awards
Name	Grant Date	(#)	(#)	($/Share)	($) (2)
Jay S. Sidhu	2/28/2017	26,053	---	---	894,399
	11/9/2017	75,745	---	---	1,908,017
	7/26/2017	---	120,000	28.24	1,032,000
	12/20/2017	---	500,000	26.65	4,348,768
Richard A. Ehst	2/28/2017	1,935	---	---	66,429
	6/1/2017	15,168	---	---	425,007
	11/9/2017	11,811	---	---	297,519
	12/20/2017	---	100,000	26.65	869,754
Robert E. Wahlman	2/28/2017	7,580	---	---	260,221
	12/20/2017	---	50,000	26.65	434,877
Glenn A. Hedde	2/28/2017	5,826	---	---	200,007
Steven J. Issa	2/28/2017	5,008	---	---	171,925
	6/1/2017	1,785	---	---	50,016

(1)	The following columns are intentionally omitted from this table: Estimated Future Payouts under Non-Equity Incentive Plan Awards, and Estimated Future Payouts under Equity Incentive Plan Awards.

(2)
Represents the grant date fair value, as calculated in accordance with FASB ASC Topic 718, of these option or stock awards. The grant date fair value has been determined based on the assumptions and methodologies set forth in the consolidated financial statements included in NOTE 15-SHARE-BASED COMPENSATION PLANS of our Annual Report on Form 10-K for the year ended December 31, 2017.

Outstanding Equity Awards at Fiscal Year End(1)
The following table sets forth information on outstanding option awards and stock awards held by the named executive officers at December 31, 2017, including the number of shares underlying each stock option, the exercise price and the expiration date of each outstanding option, and the number of shares and market value of stock awards.

	Option Awards					Stock Awards
Name & Principal Position	Number of Securities Underlying Options Exercisable (#)	Number of Securities Underlying Options Unexerciseable (#)		Option Exercise Price ($/share)	Option Expiration Date	Number of shares or units of stock that have not vested (#)		Market value of shares or units of stock that have not vested ($)
Jay S. Sidhu	---	679,701	(2)	15.23	5/22/2023	---		---
Chairman and	---	310,000	(3)	23.36	8/26/2025	---		---
Chief Executive Officer	---	241,500	(4)	25.97	11/9/2026	---		---
	---	120,000	(5)	28.24	7/26/2027	---		---
	---	500,000	(6)	26.65	12/20/2027	---		---
	---	---		---	---	28,321	(7)	736,063
	---	---		---	---	1,310	(8)	34,047
	---	---		---	---	31,430	(9)	816,866
	---	---		---	---	34,314	(10)	891,821
	---	---		---	---	2,860	(11)	74,331
	---	---		---	---	2,895	(12)	75,241
	---	---		---	---	23,158	(13)	601,876
	---	---		---	---	75,745	(14)	1,968,613
Richard A. Ehst	---	101,956	(2)	15.23	5/22/2023	---		---
President and	---	46,395	(3)	23.36	8/26/2025	---		---
Chief Operating Officer	---	36,225	(4)	25.97	11/9/2026	---		---
	---	100,000	(6)	26.65	12/20/2027	---		---
	---	---		---	---	4,957	(7)	128,832
	---	---		---	---	655	(8)	17,023
	---	---		---	---	5,238	(9)	136,136
	---	---		---	---	5,719	(10)	148,637
	---	---		---	---	1,430	(11)	37,166
	---	---		---	---	1,935	(12)	50,291
	---	---		---	---	15,168	(15)	394,216
	---	---		---	---	11,811	(14)	306,968
Robert E. Wahlman	---	22,000	(17)	15.62	8/5/2023	---		---
Executive Vice President and	---	22,000	(18)	17.65	2/20/2024	---		---
Chief Financial Officer	---	40,000	(3)	23.36	8/26/2025	---		---
	---	50,000	(6)	26.65	12/20/2027	---		---
	---	---		---	---	382	(8)	9,928
	---	---		---	---	9,168	(9)	238,276
	---	---		---	---	10,009	(10)	260,134
	---	---		---	---	835	(11)	21,702
	---	---		---	---	843	(12)	21,910
	---	---		---	---	6,737	(13)	175,095

Steven J. Issa	---		11,000	(19)	13.62	4/29/2023	---		---
Executive Vice President /	---		5,500	(18)	17.65	2/20/2024	---		---
Chief Lending Officer	---		10,000	(3)	23.36	8/26/2025	---		---
	---		---		---	---	524	(8)	13,619
	---		---		---	---	5,238	(9)	136,136
	---		---		---	---	4,358	(10)	113,264
	---		---		---	---	1,090	(11)	28,329
	---		---		---	---	1,366	(12)	35,502
	---		---		---	---	3,642	(13)	94,656
	---		---		---	---	1,785	(16)	46,392
Glenn A. Hedde	3,667	(20)	---		8.86	4/6/2020	---		---
Executive Vice President and	9,167	(21)	---		10.91	2/17/2021	---		---
President of Banking to	---		---		---	---	11,328	(7)	294,415
Mortgage Companies	---		---		---	---	13,410	(9)	348,526
	---		---		---	---	838	(8)	21,780
	---		---		---	---	19,804	(10)	514,706
	---		---		---	---	1,651	(11)	42,909
	---		---		---	---	5,826	(12)	151,418

(1)
Except as otherwise noted in a footnote, all awards relate to shares of Voting Common Stock.  At December 31, 2017, the closing market price of our Voting Common Stock, as listed on The New York Stock Exchange, was $25.99. The following columns are intentionally omitted from this table:  Option Awards: Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options, Stock Awards: Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested, and Stock Awards: Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested.

(2)
These stock options vest on the fifth anniversary of the date of grant (May 22, 2018), subject to a condition that the market price of our Voting Common Stock increase by 50% (to $22.85) during the life of the option and subject to accelerated vesting in certain circumstances.

(3)	The stock options vest on the fifth anniversary of the date of grant (August 26, 2020) and are subject to certain performance criteria.
(4)	These stock options vest on the fifth anniversary of the date of grant (November 9, 2021) and are subject to certain performance criteria.
(5)
The stock options vest on the fifth anniversary of the date of grant (July 26, 2022), subject to a condition that the market price of our Voting Common Stock trade above $40 per share for ten days during the vesting period.

(6)
The stock options vest on the fifth anniversary of the date of grant (December 20, 2022), subject to condition that the market price of our Voting Common Stock trade above $40 per share for ten days during the vesting period.

(7)	The restricted stock units, issued under the BRRP, vest on the fifth anniversary of the date of grant (February 20, 2019).
(8)	The restricted stock units vest annually in thirds on the anniversary of the date of grant (January 22, 2016, 2017, and 2018). At December 31, 2017, one-third of the grant was unvested.
(9)	The restricted stock units, issued under the BRRP, vest on the fifth anniversary of the date of grant (January 22, 2020).
(10)	The restricted stock units, issued under the BRRP, vest on the fifth anniversary of the date of grant (February 16, 2021).
(11)	The restricted stock units vest annually in thirds on the anniversary of the date of grant (February 16, 2017, 2018, and 2019). At December 31, 2017, two-thirds of the grant was unvested.
(12)	The restricted stock units vest annually in thirds on the anniversary of the date of grant (February 28, 2018, 2019, and 2020).
(13)	The restricted stock units, issued under the BRRP, vest on the fifth anniversary of the date of grant (February 28, 2022).
(14)	The restricted stock units vest on the third anniversary of the date of grant (November 9, 2020) and are subject to certain performance criteria.
(15)	The restricted stock units vest on the third anniversary of the date of grant (June 1, 2020) and are subject to certain performance criteria.
(16)	The restricted stock units vest on the third anniversary of the date of grant (June 1, 2020).
(17)	The stock options vest on the fifth anniversary of the date of grant (August 5, 2018).
(18)	The stock options vest on the fifth anniversary of the date of grant (February 20, 2019).
(19)	The stock options vest on the fifth anniversary of the date of grant (April 29, 2018).
(20)	These stock options vested on the fifth anniversary of the date of grant (April 6, 2015).
(21)	These stock options vested on the fifth anniversary of the date of grant (February 17, 2016).

Option Exercises and Stock Vesting
The following table sets forth information on stock option exercises and stock vesting for the named executive officers for the fiscal year ending December 31, 2017.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise #	Value Received on Exercise $	Number of Shares Acquired on Vesting #	Value Received on Vesting $
Jay S. Sidhu	1,698,088	25,968,205	70,664	2,152,669
Richard A. Ehst	245,214	4,964,401	15,015	467,759
Robert E. Wahlman	---	---	1,918	67,017
Steven J. Issa	---	---	6,336	221,557
Glenn A. Hedde	---	---	24,198	853,529

Pension Benefits
Customers does not provide a pension plan to its employees.

Nonqualified Deferred Compensation
The following Nonqualified Deferred Compensation table summarizes activity during 2017 and the account balance as of December 31, 2017 for our non-qualified defined contribution plans that provide for the deferral of compensation.

	Executive Contributions in Last FY	Registrant Contribution in Last FY	Aggregate Earnings in Last FY	Aggregate Withdrawals/Distributions	Aggregate Balance at Last FY
Name	($)	($)	($)	($)	($)
Jay S. Sidhu (1)	-0-	-0-	699,840	-0-	4,609,536

(1)
Represents the supplemental executive retirement plan ("SERP") for Mr. Sidhu. As a result of the acquisition of USA Bank on July 9, 2010, Mr. Sidhu's SERP became effective, and Mr. Sidhu is entitled to receive the balance of the SERP account payable over 15 years commencing upon the later of his separation from service or his 65th birthday. If Mr. Sidhu dies prior to his payment commencement date, his beneficiary receives a lump sum payment equal to $3,000,000. If Mr. Sidhu dies after reaching age 65, his beneficiary receives the remainder of his scheduled retirement benefits. If Mr. Sidhu's employment is terminated for cause, he forfeits the benefits provided under the SERP. See "Supplemental Executive Retirement Plan for Chairman and Chief Executive Officer" for more details on Mr. Sidhu's SERP. The Company also has Company Owned Life Insurance ("COLI") on Mr. Sidhu. The policy was fully funded in 2014.  The policy has a net surrender value of $3,305,997 and a face value or net death benefit amount of $6,100,000.

Potential Payments Upon Termination Or Change In Control
The tables below show the value of estimated payments pursuant to the employment agreements, equity plans and other plans described above upon a termination of employment, including gross-up payments for any excise tax on the parachute payments upon a change of control, for Messrs. Sidhu, Ehst, and Wahlman.  All termination events are assumed to occur on December 31, 2017. The payments represent the maximum possible payments under interpretations and assumptions most favorable to the executive officer. The amounts shown in the tables include estimates of amounts that would be paid to the executive upon the occurrence of the specified event. The actual amounts to be paid to the named executive officers can only be determined at the time of their termination and may be more or less than the amounts contained in the tables and the various agreements and plans. See "Officer Employment Agreements" for more details.
Mr. Hedde does not have an employment agreement with us providing for compensation in connection with severance or a change of control.  On January 30, 2013, we entered into a Change of Control Agreement with Mr. Hedde. Under the Change of Control Agreement, the executive is entitled to certain payments if his employment is terminated other than for Cause, or by the executive for Good Reason, in each case within one year after a Change in Control of the Bancorp. If these events occur, the executive is entitled to a single lump sum payment, subject to tax withholding obligations, of (i) two hundred percent (200%) of the highest rate of base annual salary in effect for the executive during the twelve month period prior to termination of employment, and (ii) two hundred percent (200%) of the average of the aggregate annual performance bonuses earned by the executive during each of the three preceding fiscal years. The Change of Control Agreement contains non-competition, non-solicitation and similar covenants that remain in effect for a period of twelve months following termination upon a Change in Control, as well as covenants related to confidentiality of proprietary information.  The change of control agreement also provides for the vesting of any previously unvested restricted stock and stock options.  Assuming termination following a change in control, Mr. Hedde's payments had an estimated value as described in the following table.
Assuming the noted events had occurred on December 31, 2017, payments and benefits estimated due to Messrs. Sidhu, Ehst, Wahlman, Issa and Hedde would be estimated as follows:

Jay S. Sidhu	Resignation For Good Reason or Termination Without Cause	Termination in Connection with Change in Control	Death
Salary and Annual Performance Award (1)	$11,379,285	$11,379,285	$—
Annual Incentive/Bonus (2)	—	—	—
Health and Welfare Benefits (3)	62,015	62,015	—
Stock Options (4)	8,133,713	8,133,713	8,133,713
Restricted Shares (4)	5,198,858	5,198,858	5,198,858
Death Benefit (5)	—	—	3,200,000
Excise Tax Gross Up	—	—	—
TOTAL	$24,773,871	$24,773,871	$16,532,571

Richard A. Ehst	Resignation For Good Reason or Termination Without Cause	Termination in Connection with Change in Control	Death
Salary and Annual Performance Award (1)	$2,496,937	$3,745,405	$—
Annual Incentive/Bonus (2)	—	—	—
Health and Welfare Benefits (3)	47,762	71,643	—
Stock Options (4)	1,219,790	1,219,790	1,219,790
Restricted Shares (4)	1,219,269	1,219,269	1,219,269
Death Benefit (5)	—	—	325,000
Excise Tax Gross Up	—	387,360	—
TOTAL	$4,983,758	$6,643,467	$2,764,059

Robert E. Wahlman	Resignation For Good Reason or Termination Without Cause	Termination in Connection with Change in Control	Death
Salary and Annual Performance Award (1)	$1,513,877	$2,270,815	$—
Annual Incentive/Bonus (2)	—	—	—
Health and Welfare Benefits (3)	52,993	79,489	—
Stock Options (4)	516,820	516,820	516,820
Restricted Shares (4)	727,044	727,044	727,044
Death Benefit (5)	—	—	200,000
Excise Tax Gross Up	—	960,464	—
TOTAL	$2,810,734	$4,554,632	$1,443,864

Steven J. Issa	Resignation For Good Reason or Termination Without Cause	Termination in Connection with Change in Control	Death
Salary and Annual Performance Award (1)	$1,931,850	$1,873,488	$—
Annual Incentive/Bonus (2)	325,000	325,000	—
Health and Welfare Benefits (3)	62,229	62,229	—
Stock Options (4)	208,252	208,252	208,252
Restricted Shares (4)	467,898	467,898	467,898
Death Benefit (5)	—	—	200,000
TOTAL	$2,995,229	$2,936,867	$876,150

Glenn A. Hedde	Resignation For Good Reason or Termination Without Cause	Termination in Connection with Change in Control	Death
Salary and Annual Performance Award (1)	$—	$1,369,667	$—
Annual Incentive/Bonus (2)	—	325,000	—
Stock Options (4)	—	—	—
Restricted Shares (4)	—	1,373,753	1,373,753
Death Benefit (5)	—	—	200,000
TOTAL	$—	$3,068,420	$1,573,753

(1)
Represents continuation of severance payments for the payout period provided under each named executive officer's applicable employment agreement. Severance payment calculation is based on base salary at the time of termination as well as the average of the executive's annual performance bonus (excluding the Company match of any deferred compensation) for the three fiscal years preceding the fiscal year of termination (2016, 2015, and 2014) as defined in the executive's employment agreement.  Mr. Issa's severance payment is based on the highest bonus paid to him as provided in his agreement.

(2)
Represents the portion of the Annual Incentive Bonus for the fiscal year of the Executive's termination that, would have been payable to the Executive had he remained employed through the date of payment.

(3)	Represents payment of premiums for continued health and other welfare benefit insurance over the payout period provided under each named executive officer's applicable employment agreement.

(4)	Stock options and restricted shares also vest at the time Messrs. Sidhu, Ehst, Wahlman, Issa or Hedde elect to retire upon reaching age 65 or with the consent of the Compensation Committee.

(5)
In Mr. Sidhu's case, includes the proceeds of group term life insurance, the premiums for which are paid by us as well as an uninsured death benefit payable under his Supplemental Executive Retirement Plan. In the cases of Mr. Ehst, Mr. Wahlman, Mr. Hedde and Mr. Issa represents the proceeds of group term life insurance, the premiums for which are paid by us.

The excise tax gross-up provisions are included only in the contracts of the CEO, COO and CFO.  The protection provided to these executive officers most responsible for creating shareholder value was a commitment made by the Company in its early stages of development when such measure helped recruit and subsequently retain the quality of management and leadership necessary to develop a $250 million asset bank to a nearly $10 billion asset bank with close to a $1 billion market capitalization.  The excise tax gross up calculation is very complex with many different components.  To calculate the tax gross up management considered all sources of payments that may result from a change in control, including accelerated vesting of deferred compensation and that the excise tax gross up is also a payment made in connection with a change in control.  The deferred compensation calculation considered whether the deferred compensation was time based or performance based, the remaining vesting period if the deferred compensation payment was only time based, whether the deferred compensation performance criteria had been met, and the remaining time period to vest if the performance criteria was met, and the federal tax related interest rate.  It was estimated that the excise payments would total $0.4 million to Mr. Ehst and $1.0 million to Mr. Wahlman, or approximately $1.4 million in total, assuming a hypothetical change of control event occurred at December 31, 2017 (no such event had actually occurred). Given Mr. Sidhu's level of compensation for 2017, the Company estimated that an excise payment would not be owed to Mr. Sidhu, assuming a hypothetical change of control event occurred on December 31, 2017. Customers' Board of Directors

Compensation Committee has directed that the excise tax gross ups not be included in any future employment contracts, that the provision be retained in the current contracts pursuant to the Company's previous commitments, and that the excise tax gross up "sunset" with the departure or retirement of the current CEO, COO and CFO.

CEO Pay Ratio

As required by Item 402(u) of Regulation S-K, we are providing the following information:
For fiscal 2017, our last completed fiscal year:

•	The median of the annual total compensation of all employees of our Company (other than Mr. Sidhu), was $78,101.
(1) Median banking employee compensation is
provided by Autonomus Research

•
The annual total compensation of Mr. Sidhu, our Chairman & CEO, as reported, was $8,046,683 for 2017. However, Mr. Sidhu's 2017 compensation included $7,288,785 which was primarily for 2016 performance and other special matters. This is described in greater detail on page 45. Page 48 details a Supplementary Compensation Analysis which adjusts for these special matters as well as timing of awards to reflect the period earned rather than granted. This supplementary analysis presents the Compensation Committee’s view on the Chairman & CEO's compensation for 2017, but is not a substitute for the compensation tables required by the SEC and included under “Executive Compensation” contained in this Proxy Statement.

Based on this information, the ratio for 2017 of the annual total compensation of our Chairman & CEO to the median of the annual total compensation of all employees is 103 to 1. Using CUBI's supplemental calculation of total Chairman & CEO compensation, the annual total compensation of our Chairman & CEO to the median of the annual total compensation of all employees is 8.4 to 1.
(2) Full details of CUBI's supplemental calculation of total Chariman & CEO compensation can be found on page 48 of this Proxy Report. Total compensation for 2017 does not include a long-term incentive award which may be made after review in April.

We completed the following steps to identify the median of the annual total compensation of all our employees and to determine the annual total compensation of our median employee and CEO:

1.	As of December 31, 2017, our employee population consisted of approximately 765 individuals, including any full-time, part-time, temporary, or seasonal employees employed on that date.

2.
To find the median of the annual total compensation of all our employees (other than our CEO), we used wages from our payroll records as reported to the Internal Revenue Service on Form W-2 for fiscal 2017. In making this determination, we annualized the compensation of full-time and part-time permanent employees who were employed on December 31, 2017, but did not work for us the entire year. No full-time equivalent adjustments were made for part time employees or former employees who terminated their employment during the year.

3.
We identified an initial median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation. We identified an anomaly with this employee’s 2017 compensation that would have significantly impacted our pay ratio and therefore substituted this employee with an adjacent employee with substantially similar W-2 compensation to that of the original identified employee.

4.
After identifying the median employee, we added together all of the elements of such employee’s compensation for 2017 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $78,101.

5.	With respect to the annual total compensation of our CEO, we used the amount reported in the Total column of our 2017 Summary Compensation Table.

DIRECTOR COMPENSATION
DIRECTOR COMPENSATION TABLE (1) (2)
We have compensated our non-employee Directors for their services and expect to continue this practice.   Information relating to the compensation of our non-employee Directors during 2017 is set forth in the table below.

Name	Fees Earned or Paid in Cash (3) (4)	Stock Awards (4)	Total
Andrea Allon	$49,251	$95,190	$144,441
Bhanu Choudhrie	49,251	59,088	108,339
Daniel K. Rothermel	49,251	131,292	180,543
T. Lawrence Way	49,251	95,190	144,441
Steven Zuckerman	49,251	95,190	144,441
Rick Burkey	49,251	66,189	115,440

(1)
The following columns are intentionally omitted from this table:  Option Awards, Non-Equity Incentive Plan Compensation, Change in Pension Value and Nonqualified Deferred Compensation Earnings, and All Other Compensation.

(2)	Jay S. Sidhu is not included in this table as he is an employee of the Company and the Bank and receives no compensation for his service as a director.
(3)	Includes cash and the grant date fair value of shares elected to be received in lieu of cash payments.
(4)	Represents the grant date fair value of stock awards other than those received in lieu of cash payments, calculated in accordance with FASB ASC Topic 718.
Through September 30, 2017, compensation for non-employee Directors included a cash fee of $20,000 per year, payable in installments at the end of each calendar quarter and 1,748 shares of our Voting Common Stock issued under the 2004 Plan.  Furthermore, each non-employee director made an annual election, prior to the beginning of the year, to have all or none of his or her director's fees paid in the form of Voting Common Stock.  Those Directors electing to have all of their cash fees for the year paid in the form of stock received 1,748 shares.
Furthermore, Directors serving in certain positions received an additional award of stock as follows:

•	1,100 shares for the Chairman of each of the Audit Committee and the Compensation Committee;

•	2,200 shares for the Chairman of the Nominating and Corporate Governance Committee, who was also the Lead Independent Director; and

•	550 shares for the Audit Committee Financial Expert.
Beginning on October 1, 2017, compensation for non-employee Directors included a cash fee of $40,000 per year, payable in installments at the end of each quarter, and 3,000 shares of our Voting Common Stock issued under the 2004 Plan. Furthermore, the Director serving as the Chairman of the Compliance Committee will receive an additional 1,100 shares, and each non-employee director made an annual election, prior to the beginning of 2018 and annually thereafter, to have none, 50%, or 100% of the cash fee paid in the form of Voting Common Stock.
Customers does not provide any additional director benefits, a director retirement plan, or fee deferral programs.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and certain officers, and persons who own more than ten percent of any class of the Company's registered securities, to file, in their personal capacities, reports of ownership and changes in ownership on Forms 3, 4, and 5 with the Securities Exchange Commission. Based solely on a review of Forms 3, 4 and 5, and amendments thereto, filed during or with respect to 2017, and written representations from the applicable reporting persons, we believe that all of our officers and Directors complied with all their applicable filing requirements during the fiscal year ended December 31, 2017, except that: (a) On January 5, 2017, Mr. Ehst filed one late Form 4 reporting one late transaction; (b) On January 5, 2017, Mr. Hedde filed one late Form 4 reporting one late transaction; (c) On January 6, 2017, Mr. Sidhu filed one late Form 4 reporting one late transaction; (d) On February 23, 2017, Mr. Choudhrie filed one late Form 4 reporting two late transactions; (e) On February 27, 2017, Mr. Hedde filed one late Form 4 reporting two late transactions; (f) On February 27, 2017, Mr. Ehst filed one late Form 4 reporting two late transactions; (g) On February 27, 2017, Mr. Issa filed one late Form 4 reporting two late transactions; (h) On February 27, 2017, Ms. Leibold filed one late Form 4 reporting one late transaction; (i) On February 27, 2017, Mr. Sidhu filed one late Form 4 reporting two late transactions; (j) On February 27, 2017, Mr. Wahlman filed one late Form 4 reporting two late transactions; (k) On March 14, 2017, Mr. Issa filed one late Form 4 reporting one late transaction; (l) On March 15, 2017, Mr. Wahlman filed one late Form 4 reporting one late transaction; (m) On March 15, 2017, Ms. Leibold filed one late Form 4 reporting one late transaction; (n) On March 15, 2017, Mr. Hedde filed one late Form 4 reporting one late transaction; (o) On March 15, 2017, Mr. Ehst filed one late Form 4 reporting one late transaction; (p) On March 16, 2017, Mr. Sidhu filed one late Form 4 reporting one late transaction; (q) On December 29, 2017, Mr. Wahlman filed one late Form 4 reporting one late transaction; (r) On December 29, 2017, Mr. Sidhu filed one late Form 4 reporting one late transaction; (s) On December 29, 2017, Mr. Ehst filed one late Form 4 reporting one late transaction.
TRANSACTIONS WITH RELATED PARTIES
Customers Bank makes loans to executive officers and Directors of the Company and the Bank in the ordinary course of its business. These loans are currently made on substantially the same terms, including interest rates and collateral, as those prevailing at the time the transaction is originated for comparable transactions with nonaffiliated persons, and do not involve more than the normal risk of collectibility or present any other unfavorable features. Federal regulations prohibit Customers Bank from making loans to executive officers and Directors at terms more favorable than could be obtained by persons not affiliated with Customers Bank. Our policy towards loans to executive officers and Directors currently complies with this limitation.
During 2017, the Board of Directors approved one extension of credit for $474 thousand to 200 Water Property Owner, LLC. This LLC is owned by Company and Bank Director, Bhanu Choudhrie, and Bank Director, Samvir Sidhu, son of the Company's and Bank's Chairman and CEO.  The extensions of credit to 200 Water Property Owner LLC was made in conformity with Regulation O, our transaction policy and all applicable law and regulations. During 2016, the Board of Directors approved two extensions of credit, totaling $10 million, to Megalith Capital Group II, LP ("Megalith"). During 2017, one of these extensions of credit, totaling $2 million, matured. The remaining extension of credit totaling $8 million was outstanding as of December 31, 2017 and subsequently matured on February 1, 2018. Megalith is owned by Company and Bank Director, Bhanu Choudhrie, and Bank Director, Samvir Sidhu, son of the Company's and Bank's Chairman and CEO.  The extensions of credit to Megalith were made in conformity with Regulation O, our transaction policy and all applicable law and regulations.
Samvir Sidhu, son of the Company's and Bank's Chairman and CEO, earned $108,339 during fiscal year 2017 for services performed as a Bank director; his compensation was on identical terms as other Bank Directors. For 2018, the Bank's director fees have been increased to $40,000 per year plus 3,000 shares of our Voting Common Stock, payable in installments at the end of each calendar quarter.
Luvleen Sidhu, daughter of the Company's and Bank's Chairman and CEO, served as President and Chief Strategy Officer of BankMobile, a division of Customers Bank, during 2017 and currently serves in that position.  Ms. Sidhu reports to Customers Bank's President and Chief Operating Officer Richard Ehst. During fiscal year 2017, Ms. Sidhu earned cash compensation of $250,000 and was awarded 547 restricted stock units with a grant date fair value of $18,779, which represented 25% of her 2016 annual performance award, and which vest annually in thirds as long as Ms. Sidhu remains employed by the Company. Ms. Sidhu did not earn a bonus for 2017 performance. Ms. Sidhu did not receive any other compensation during 2017 except for the matching 401(k) contributions paid under our 401(k) Retirement Savings and Profit Sharing Plan, which is available to employees generally.  Her current base salary for 2018 is $250,000 and she is eligible to receive an annual performance based bonus with terms and conditions the same as other non-executive officers of Customers.  At the time these elements of compensation were determined, they had not been considered or approved by the Audit Committee according to the requirements of the Transaction Policy.  Subsequently, all elements of compensation for both Samvir Sidhu and Luvleen Sidhu were ratified by the Audit Committee.
We have a Code of Ethics and Business Conduct applicable to our Directors, officers and employees, including our Chief Executive Officer, Chief Financial Officer and all of our other executives pursuant to which all Directors, officers and employees must promptly disclose to us, any material transactions, activities or relationships that reasonably could be expected to give rise to an actual or apparent conflict of interest with the Company, including Customers Bank. In approving or rejecting the proposed arrangement, the Board of Directors must consider the relevant facts and circumstances available and deemed relevant, including, but not limited to the risks, costs and benefits to us, the terms of the transaction, the availability of other sources for comparable services or products, and, if applicable, the impact on a director's independence. The Board of Directors may only approve those activities or relationships that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as the Board of Directors determines in the good faith exercise of its discretion.  In 2015, the Code of Conduct was amended to prohibit transactions involving Directors and executive officers with the Company, including Customers Bank, other than routine banking services.  There were no significant changes to the Code of Ethics in 2016 or 2017.
The Company's Board of Directors has also adopted the Affiliate and Related Party Transaction Policy and Compliance Plan (the "Transaction Policy"). The Transaction Policy is a written policy and set of procedures for the review and approval or ratification of transactions involving Affiliates and Related Parties (as such terms are defined in the Transaction Policy).
Related Parties are defined in the Transaction Policy as owners of more than 5% of any class of voting securities of the Company, Directors or executive officers of the Company, or nominees to become Directors, since the beginning of the last fiscal year, and "related persons" and others as provided in Item 404 of Regulation S-K under the Securities Act of 1933, as amended, immediate family members if involved in Company transactions and organizations, including charitable, where the foregoing have a material relationship or interest to such organization. Affiliates are defined in the Transaction Policy as "affiliates" as provided in Sections 23A and 23B of the Federal Reserve Act and Regulation W issued by the Board of Governors of the Federal Reserve System, and can include anyone that controls, that is under common control with, or that is controlled by the Company, investment funds where an affiliate is a fund investment advisor, and "executive officers", "Directors", "principal shareholders", "related interests" of a person, "insider", "immediate family" and "Subsidiary" as defined in Regulation O issued by the Board of Governors of the Federal Reserve System.
The Transaction Policy is administered through the Company's Audit Committee, with appropriate involvement and input from the Company's Audit and Legal Departments. The Audit Committee (i) has the responsibility to interpret and enforce the Transaction Policy, (ii) may amend the Transaction Policy from time to time and (iii) may delegate administrative responsibilities within the Company or to third parties as the Audit Committee deems appropriate to accomplish the objectives of the Transaction Policy. All transactions covered by the Transaction Policy are prohibited unless approved or ratified by the Audit Committee and, when determined necessary by the Audit Committee pursuant to the Related Transaction Policy, the Company's Board of Directors.
Transactions involving Affiliates that are subject to the Transaction Policy include extensions of credit, purchase or sale of loans, referrals or brokerage of loans, indebtedness to another "member bank" or correspondent bank, purchases of or investments in securities, purchase or sale of services, goods and other assets, issuance of guarantees, acceptances or letters of credit and third party transactions where an Affiliate benefits from transaction proceeds.
Transactions involving Related Parties that are subject to the Transaction Policy include transactions where there is a direct or indirect interest by the Related Party and the amount involved is over $120,000.
Transactions covered by the Transaction Policy are required to be referred to the Audit Committee. The Legal Department is responsible for coordinating the performance of appropriate legal research and obtaining opinions regarding the disposition of the transaction, and communicating such information to the Audit Committee with recommendations, including if any regulatory application needs to be prepared to report or obtain authorization of the transaction. The Audit Committee will approve, ratify, recommend change to or deny the transaction, or schedule the referral for follow up reporting or presentations. Material transactions and transactions covered by Regulation O are required to be referred by the Audit Committee to the Company's Board of Directors for disposition.

SHAREHOLDER PROPOSALS
Shareholder Proposals for Inclusion in the 2019 Proxy Statement

The Corporation's shareholders are entitled to submit proposals to be included in our proxy materials for the Annual Meeting of Shareholders in 2019, provided that these matters are appropriate for shareholder action and that the shareholder complies with all of the applicable rules and requirements set forth in the rules and regulations of the Securities and Exchange Commission, including Rule 14a-8 of the Securities Exchange Act of 1934, as amended. To be eligible for inclusion, shareholder proposals must be received by our Corporate Secretary at 1015 Penn Ave., Wyomissing, Pennsylvania 19610 no later than December 13, 2018.
Director Nominations and Other Shareholder Proposals for Presentation at the 2019 Annual Meeting
Our Amended and Restated Bylaws require advanced notice of any proposal of business to be brought before an annual meeting by a shareholder that will not be included in our proxy materials, including any such proposal for the nomination for election of a director. Any such shareholder proposal must be a matter appropriate for shareholder action that complies with the procedural requirements of the Company's Amended and Restated Bylaws and for which written notice is received by our Corporate Secretary at 1015 Penn Ave., Wyomissing, Pennsylvania 19610 not later than the 90th day and not earlier than the 120th day prior to the first anniversary of the preceding year's annual meeting (unless the date of the next Annual Meeting has been changed by more than 30 days from the first anniversary date, in which case the Amended and Restated Bylaws provide alternative dates for timeliness). Accordingly, any shareholder who wishes to have a nomination or other business considered by shareholders at the 2019 Annual Meeting must deliver written notice to the Corporate Secretary (containing the information required by the Amended and Restated Bylaws) no earlier than January 23, 2019, and no later than February 22, 2019. Any proposal received outside of these dates will be considered untimely. For proposals that are timely filed, the Corporation retains discretion to vote proxies it receives provided (i) the Company includes in its Proxy Statement advice on the nature of the proposals and how it intends to exercise its voting discretion, and (ii) the proponent does not issue a Proxy Statement in accordance with the procedures under Section 14a-4(c)(2) of the Exchange Act.

OTHER BUSINESS
The Board of Directors does not know of any other business to come before the meeting. However, if any additional matters are presented at the Annual Meeting, it is the intention of persons named in the accompanying proxy to vote the proxy in accordance with their judgment on those matters.

ANNUAL REPORT
A Notice and Access was mailed on or about April 13, 2018 to our shareholders of record as of the close of business on March 29, 2018 informing those shareholders that a copy of our Annual Report for the fiscal year ended December 31, 2017, containing, among other things, financial statements examined by our independent registered public accounting firm, as well as this Proxy Statement, was available electronically for their inspection and use at www.envisionreports.com/CUBI.
Upon written request of any shareholder, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including the financial statements and schedules, required to be filed with the SEC may be obtained, without charge, from the Company's Corporate Secretary at 1015 Penn Ave., Wyomissing, Pennsylvania 19610. The Annual Report on Form 10-K can also be obtained by going to the Company's website at www.customersbank.com/investor_relations.php by selecting the "Annual Report" tab.

SHAREHOLDERS ARE URGED TO SIGN, DATE AND RETURN PROMPTLY THE PROXY CARD THAT WAS SEPARATELY MAILED TO ALL SHAREHOLDERS OR FOLLOW THE INSTRUCTIONS FOR INTERNET OR TELEPHONE VOTING THAT WERE PROVIDED AS PART OF THE NOTICE AND ACCESS.

By Order of the Board of Directors

Michael De Tommaso , Corporate Secretary

CUSTOMERS BANCORP, INC. AND SUBSIDIARIES
APPENDIX A: RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(Dollars in thousands)
Customers believes that the non-Generally Accepted Accounting Principles ("GAAP") measurements disclosed within this document are useful for investors, regulators, management and others to evaluate our results of operations and financial condition relative to other financial institutions. These non-GAAP financial measures exclude from corresponding GAAP measures the impact of certain elements that we do not believe are representative of our financial results, which we believe enhance an overall understanding of our performance. Investors should consider our performance and financial condition as reported under GAAP and all other relevant information when assessing our performance or financial condition. Although non-GAAP financial measures are frequently used in the evaluation of a company, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results of operations or financial condition as reported under GAAP.
The following tables present reconciliations of GAAP to Non-GAAP measures disclosed within this document.

Adjusted Net Income to Common Shareholders - Community Business Banking Segment Only	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016

GAAP net income to common shareholders	$77,567	$74,500
Reconciling items (after tax):
Loss of deferred tax asset for Religare impairment	4,898	—
Religare impairment - excluding loss of deferred tax asset considered above	8,036	7,262
Adjusted net income to common shareholders	$90,501	81,762

Tangible Common Equity to Tangible Assets	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016

GAAP - Total Shareholders' Equity	$920,964	$855,872
Reconciling Items:
Preferred Stock	(217,471)	(217,471)
Goodwill and Other Intangibles	(16,295)	(17,621)
Tangible Common Equity	$687,198	$620,780

Total Assets	$9,839,555	$9,382,736
Reconciling Items:
Goodwill and Other Intangibles	(16,295)	(17,621)
Tangible Assets	$9,823,260	$9,365,115

Tangible Common Equity to Tangible Assets	7.00%	6.63%

Return on Tangible Common Equity - Community Business Banking Segment Only	Twelve Months Ended December 31, 2017

GAAP net income to common shareholders	$77,567

Total shareholders' equity	863,994
Reconciling Items:
Preferred stock	(217,471)
Goodwill & other intangibles	(3,630)
Tangible common equity	$642,893

Return on tangible common equity	12.07%

Adjusted Net Income to Common Shareholders - Community Banking Business Segment
	Q4 2017	Q3 2017	Q2 2017	Q1 2017

GAAP net income to common shareholders	$22,240	$11,047	$23,640	$20,675
Reconciling items (after tax):
Loss of deferred tax asset for Religare impairment	—	4,898	—	—
Religare impairment - excluding loss of deferred tax asset considered above	—	8,036	1,758	(1,786)
Gains on sales of investment securities	(170)	(3,356)	(1,942)	—
Adjusted net income to common shareholders	$22,070	$20,625	$23,456	$18,889

Adjusted Net Income to Common Shareholders - Community Banking Business Segment
	Q4 2016	Q3 2016	Q2 2016	Q1 2016

GAAP net income to common shareholders	$18,482	$20,090	$18,905	$16,954
Reconciling items (after tax):
Religare impairment	7,262	—	—	—
Gains on sales of investment securities	—	—	—	(16)
Adjusted net income to common shareholders	$25,744	$20,090	$18,905	$16,938

Adjusted Community Banking Business Segment Net Income Available to Common Shareholders	Twelve Months Ended December 31,
	2017	2016	2015	2014	2013	2012

GAAP net income available to common shareholders	$77,567	$74,500	$56,596	$41,855	$32,910	$23,818
Reconciling Items (after tax):
Loss of deferred tax asset for Religare impairment	4,898	—	—	—	—	—
Religare impairment - excluding loss of deferred tax asset considered above	8,036	7,262	—	—	—	—
Gains on sales of investment securities	(5,597)	(16)	52	(2,074)	(777)	(5,819)
Adjusted net income to common shareholders	$84,904	$81,746	$56,648	$39,781	$32,133	$17,999

Adjusted Community Banking Business Segment Non-Interest Income	Twelve Months Ended December 31,
	2017	2016	2015	2014	2013	2012

GAAP non-interest income	$24,788	$23,165	$27,573	$25,126	$22,703	$28,958
Reconciling Items:
Religare impairment	12,934	7,262	—	—	—	—
Gains on sales of investment securities	(8,800)	(25)	85	(3,191)	(1,274)	(9,017)
Adjusted non-interest income	$28,922	$30,402	$27,658	$21,935	$21,429	$19,941

Adjusted Net Income to Common Shareholders - Customers Bancorp, Inc. and Subsidiaries	Twelve Months Ended December 31, 2017		Twelve Months Ended December 31, 2016

		Per share		Per share
GAAP net income to common shareholders	$64,378	$1.97	$69,187	$2.31
Reconciling items (after tax):
Loss of deferred tax asset for Religare impairment	4,898	0.15	—	—
Religare impairment - excluding loss of deferred tax asset considered above	8,036	0.25	7,262	0.24
Gains on sales of investment securities	(5,597)	(0.17)	(16)	—
Adjusted net income to common shareholders	$71,715	$2.20	$76,433	$2.55

Admission Ticket

IMPORTANT ANNUAL MEETING INFORMATION

Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the internet or telephone must be received by 1:00 a.m., Eastern Time, on May 23, 2018.

Vote by internet • Go to www.envisionreports.com/CUBI • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website
Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Shareholder Meeting Proxy Card	( )

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3, and FOR 1 YEAR for Proposal 4.

1. Election of Directors:	For	Withhold			For	Withhold

01 - Jay Sidhu	☐	☐	02 - Bhanu Choudhrie		☐	☐
	For	Against	Abstain
2. Ratification of the appointment of BDO USA, LLP as the independent Auditor for the fiscal year ending December 31, 2018	☐	☐	☐
3. Approve a non-binding advisory resolution on executive officer compensation	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
4. Vote on the frequency for the advisory resolution on executive officer compensation in future years	☐	☐	☐	☐

B Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting.	☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

2018 Annual Meeting Admission Ticket
2018 Annual Meeting of
Customers Bancorp, Inc. Shareholders
23 May, 2018 at 9:00 am. Eastern Time
DoubleTree by Hilton Reading
701 Penn Street, Reading, PA 19601
Upon arrival, please present this admission ticket
and photo identification at the registration desk.

Directions to the Customers Bancorp, Inc.
 2018 Annual Meeting of Shareholders can be found at
http://doubletree3.hilton.com/en/ hotels/pennsylvania/doubletree-by-hilton-hotel-reading-RDGDTDT/index. html by clicking on "Maps & Directions"

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — Customers Bancorp, Inc.
2018 Annual Meeting of Shareholders
Proxy Solicited by Board of Directors for Annual Meeting — May 23, 2018
Jay S. Sidhu and Michael A. DeTommaso, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Customers Bancorp, Inc. to be held on May 23, 2018 or at any postponement or adjournment thereof.
Shares represented by this proxy, when properly executed, will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will be voted FOR the election of Jay Sidhu, FOR the election of Bhanu Choudhrie, FOR Proposal 2, Ratification of BDO USA, LLP, FOR Proposal 3, a non-binding advisory vote on executive officer compensation, and FOR 1 YEAR on Proposal 4, a non-binding advisory vote on the frequency of the non-binding advisory vote on executive officer compensation in future years.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.